                              FIRSTAR FUNDS, INC.

                           FIRSTAR GLOBAL EQUITY FUND
                            615 EAST MICHIGAN STREET
                            MILWAUKEE, WI 53201-3011

                                                                    July 1, 2001

Dear Shareholder:

     On behalf of the Board of Directors of Firstar Funds, Inc. ("Firstar"), we are pleased to invite you to a special meeting of shareholders of the Firstar Global Equity Fund (the "Firstar Fund") to be held at 10:00 a.m. (Eastern time) on August 30, 2001 at the offices of Firstar's counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania (the "Special Meeting"). At the Special Meeting, you will be asked to approve a proposed Agreement and Plan of Reorganization, dated as of June 1, 2001 (the "Reorganization Agreement"), by and between Firstar and First American Strategy Funds, Inc. ("FASF"), which contemplates the reorganization of the Firstar Fund into the FASF Strategy Global Growth Allocation Fund (the "FASF Fund"). You also will be asked to approve the sale of substantially all of the assets of Firstar and the subsequent dissolution of Firstar.

     Background. As you may recall, Firstar Corporation merged with U.S. Bancorp on February 27, 2001. As a result of that merger, Firstar Investment Research & Management Company, LLC ("FIRMCO"), formerly the investment adviser to Firstar, became an indirect wholly-owned subsidiary of U.S. Bancorp. On May 2, 2001, U.S. Bancorp Piper Jaffray Asset Management, Inc. ("Asset Management") was formed pursuant to an internal reorganization within U.S. Bancorp, combining FIRMCO with FASF's investment adviser, First American Asset Management ("FAAM"), a division of U.S. Bank National Association. As a result of this combination, Asset Management became the investment adviser to Firstar and FASF.

     Because Asset Management now manages FASF and Firstar, Asset Management has recommended the combination of the assets of the Firstar Fund into the FASF Fund. As further described below, Asset Management has also recommended the combination of Firstar's thirty-two equity, bond and money market funds into portfolios of affiliated investment companies of FASF. It is also anticipated that the Firstar Conning Money Market Fund will be reorganized into a separate investment company unaffiliated with FASF.

     At the upcoming Special Meeting, you will be asked to approve the reorganization of the Firstar Fund into the FASF Fund, the sale of substantially all of the assets of Firstar and the dissolution of Firstar under state law (the "Reorganization"). If requisite shareholder approvals are obtained, the Firstar Fund will be reorganized into the FASF Fund in mid to late September 2001, when your shares in the Firstar Fund will be exchanged for shares of equal value of the FASF Fund.

          FIRSTAR'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                  VOTE TO APPROVE THE PROPOSED REORGANIZATION.

     In considering these matters, you should note:

     - THE SAME OR SIMILAR OBJECTIVES AND POLICIES

     The Firstar Fund is proposed to be reorganized into the newly organized FASF Fund that has been specifically created for the purpose of the Reorganization. The newly organized FASF Fund will substantially continue the investment operations of the Firstar Fund being reorganized into it.

     - SAME VALUE OF SHARES

     The FASF Fund shares you receive in the Reorganization will have the same total dollar value as the total dollar value of the Firstar Fund shares that you held immediately prior to the Reorganization. The exchange of Firstar Fund shares for FASF Fund shares will be tax-free under federal tax laws. No front-end or contingent deferred sales loads will be charged as a result of the exchange.

     - REASONS FOR THE REORGANIZATION

     The proposed Reorganization is expected to benefit Firstar Fund shareholders by, among other things:

          (i) offering a more diverse group of more than fifty-five mutual funds with competitive expense structures available to all shareholders;

          (ii) offering the potential to spread relatively fixed costs, such as legal fees or accountant's fees, over a larger asset base;

          (iii) offering distribution channels that will have a better understanding of the mutual funds offered by FASF and its affiliated investment companies and will be better able to communicate Asset Management's investment styles to existing and prospective shareholders, which may result in increasing fund assets within the complex; and

          (iv) the post-Reorganization total fund operating expenses (after waivers) of the FASF Fund will be the same as the Firstar Fund through September 30, 2002.

     To see how the Reorganization will affect the Firstar Fund, please carefully review the enclosed materials where you will find information on the expenses, investment policies and services relating to the FASF Fund.

     The formal Notice of Special Meeting, a Combined Proxy Statement/Prospectus and a Proxy Ballot are enclosed. Please be sure to vote and return the Proxy Ballot.

     Whether or not you plan to attend the Special Meeting, you may vote by proxy in any of the following ways:

     1. Internet -- Instructions for casting your vote via the Internet can be found in the enclosed proxy voting materials. The required control number is printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

     2. Telephone -- Instructions for casting your vote via telephone can be found in the enclosed proxy voting materials. The toll-free 800 number and required control number are printed on your enclosed Proxy Ballot. If this feature is used, you are giving authorization for another person to execute your proxy and there is no need to mail the Proxy Ballot.

     3. By mail -- If you vote by mail, please indicate your voting instructions on the enclosed Proxy Ballot, date and sign the Ballot, and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

     Please return your Proxy Ballot or follow the instructions below to vote on-line or by telephone so that your vote will be counted.

     YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU ALSO MAY VOTE YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED IN THE ENCLOSED MATERIALS.

     The proposed Reorganization and the reasons for the Firstar Board of Directors' unanimous recommendation are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the Reorganization, please do not hesitate to contact Firstar toll-free at 1-800-677-Fund.

     We look forward to your attendance at the Special Meeting or receiving your Proxy Ballot(s) or your on-line or telephone instructions so that your shares may be voted at the Special Meeting.

                                          Sincerely,

                                          /s/ Marian Zentmyer

                                          MARIAN ZENTMYER
                                          President

                                SHAREHOLDER Q&A

Firstar Global Equity Fund's shareholders are being asked to approve a reorganization of the Firstar Global Equity Fund into the First American Strategy Global Growth Allocation Fund, which is a part of a family of funds advised by U.S. Bancorp Piper Jaffray Asset Management, Inc.

Q: WHY HAS THE REORGANIZATION OF FIRSTAR GLOBAL EQUITY FUND INTO THE FIRST
   AMERICAN STRATEGY GLOBAL GROWTH ALLOCATION FUND BEEN RECOMMENDED?

A: The Board of Directors of Firstar Funds and the Board of Directors of First
   American Strategy Funds have each determined that the reorganization of the Firstar Global Equity Fund into the corresponding First American Strategy Fund is in the best interests of the shareholders of each Fund.

   Benefits to Firstar shareholders include:

   - Access to a larger and more diverse family of mutual funds comprising more than fifty-five investment portfolios.

   - The potential to spread relatively fixed costs, such as legal fees or accountant's fees, over a larger asset base.

   - Post-reorganization total fund operating expenses (after waivers) of the First American Strategy Global Growth Allocation Fund will be the same as the Firstar Global Equity Fund through September 30, 2002.

Q: HOW WILL FIRSTAR FUNDS BE AFFECTED BY THE REORGANIZATION?

A: Our goal is to consolidate similar funds in the two families into a single, diverse fund family offering a wider range of mutual fund offerings for shareholders.

  If shareholders approve, the Firstar Global Equity Fund will reorganize into the new First American Strategy Global Growth Allocation Fund that has been created to continue the operation of the Firstar Global Equity Fund.

  Firstar Funds also offers shares in 26 other equity and bond funds and six money market funds. These funds are not part of this proxy statement/prospectus. Firstar Funds' shareholders in those funds are voting on similar reorganizations, that, in a like manner, would provide for their reorganization into designated classes and corresponding portfolios of First American Investment Funds and First American Funds. These shareholders are also voting on the proposal to approve the sale of substantially all of the assets of Firstar and the subsequent dissolution of Firstar. First American Investment Funds and First American Funds are affiliated investment companies that are also part of the First American family of funds. It is also anticipated that the Firstar Conning Money Market Fund will be reorganized into a separate investment company unaffiliated with the First American family of funds.

Q: WHY NOT KEEP BOTH FUND FAMILIES?

A: The proposed reorganization is expected to promote the efficiency of certain operational procedures of Firstar Fund and First American Strategy Fund and their affiliated investment companies which will eliminate duplicate costs to shareholders (e.g. the need to maintain separate boards, separate counsel and separate accountants). In addition, Firstar Fund and First American Strategy Fund shareholders will have a greater variety of investment options available to them through the more than fifty-five investment portfolios which will be offered by the First American family of funds after the proposed reorganizations.

Q: WILL THERE BE ANY COSTS TO ME AS A RESULT OF THE REORGANIZATION?

A: No. The costs of reorganization are not expected to be passed on to shareholders in any way. No sales charge will be imposed on the First American Strategy Fund shares issued to you in the reorganization.

  In addition, the exchange of Firstar Fund shares for First American Strategy Fund shares will be tax-free under federal laws. However, the sale of securities by a Firstar Fund, prior to the reorganization, whether in the ordinary course of business or in anticipation of the reorganization, could increase the amount of the taxable capital gains distribution made prior to the reorganization. See "The Reorganization -- Federal Income Tax Considerations" for additional information.

Q: WHICH CLASS OF FIRST AMERICAN STRATEGY FUND SHARES WILL I RECEIVE IN THE
   REORGANIZATION?

A: Shareholders of Firstar Global Equity Fund will receive the following First
   American Strategy Global Growth Allocation Fund share class:

      FIRSTAR FUND SHARE CLASS                                  FIRST AMERICAN STRATEGY FUND SHARE CLASS
      ------------------------                                  ----------------------------------------
      Y Shares                                                  Class S Shares
      Institutional Shares                                      Class Y Shares

Q: IS THERE ANYTHING I NEED TO DO TO CONVERT MY SHARES? COMPLETE A SPECIAL FORM?
   SUBMIT SOME SORT OF ORDER?

A: No. The only thing you need to do is vote. If shareholders approve the reorganization, your Firstar Global Equity Fund shares will be exchanged for shares of the First American Strategy Global Growth Allocation Fund automatically. The total value of the First American Strategy Fund shares that you receive will be the same as the total value of the Firstar Fund shares that you hold immediately before the reorganization. If all necessary approvals are obtained the proposed reorganization will likely take place in mid to late September 2001.

  Firstar Global Equity Fund shareholders who do not wish to be reorganized into the First American Global Growth Allocation Fund and have their Firstar Global Equity Fund shares exchanged for shares of the First American Strategy Global Growth Allocation Fund should redeem their shares prior to the reorganization. Shareholders may redeem shares of their Firstar Funds up until 3:00 p.m. Central Time of the day before the effective time of the reorganization which is currently anticipated to be in late September 2001. Shareholders whose redemption requests are received after 3:00 p.m. Central Time on the day before the effective time of the reorganization will have their redemption request executed on the next business day, and as a result will be reorganized into the FASF Fund and then redeemed out of the FASF Fund. If you redeem your shares, you will recognize a taxable gain or loss based on the difference between your tax basis in the shares and the amount you receive for them.

Q: WHO WILL RECEIVE THE PROXY STATEMENT/PROSPECTUS MATERIAL AND WHEN IS MY PROXY DUE?

A: This Proxy Statement/Prospectus has been mailed to all persons and entities that held shares on June 22, 2001. We would like to receive your vote as soon as possible. You may cast your vote . . .

   By phone:
   Call 1-800-690-6903 and follow the recorded instructions.

   By internet:
   Visit http://www.proxyvote.com. Once there enter the 12 digit control number located on your proxy card.

   By mail:
  Please note that you received one proxy ballot for each fund you own. All ballots must be marked with your vote and returned in the business reply envelope included in this package. If you have misplaced your envelope, please mail your proxy to:

   51 Mercedes Way
   Edgewood, New York 11717

Q: WHEN AND WHERE WILL THE SHAREHOLDER MEETING TAKE PLACE?

A: The shareholder meeting will be held at 10:00 a.m. on August 30, 2001 at the offices of Firstar Funds' counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA.

  Regardless of whether you plan to attend the meeting, you should vote by phone, internet, or return your proxy card(s) in the mail as soon as possible.

  PLEASE READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS FOR FURTHER INFORMATION. IF YOU HAVE ADDITIONAL QUESTIONS, PLEASE CALL YOUR INVESTMENT PROFESSIONAL OR FIRSTAR FUNDS INVESTOR SERVICES AT 800-677-FUND.

                              FIRSTAR FUNDS, INC.

                           FIRSTAR GLOBAL EQUITY FUND
                            615 EAST MICHIGAN STREET
                            MILWAUKEE, WI 53201-3011

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 30, 2001

To Shareholders of the above-named Fund of Firstar Funds, Inc.:

     NOTICE IS GIVEN THAT a special meeting of the shareholders (the "Special Meeting") of the Global Equity Fund of Firstar Funds, Inc. (the "Firstar Fund"), which is a separate series of Firstar Funds, Inc. ("Firstar"), will be held at 10:00 a.m. (Eastern time), on August 30, 2001, at the offices of Firstar's counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania, for the purpose of considering and voting upon:

     ITEM 1. A proposal to approve an Agreement and Plan of Reorganization by and between Firstar and First American Strategy Funds, Inc. ("FASF") dated as of June 1, 2001 (the "Reorganization Agreement"), which provides for and contemplates: (a) the separate transfer of substantially all of the assets and liabilities of the Firstar Fund to the FASF Strategy Global Growth Allocation Fund (the "FASF Fund") in exchange for shares of designated classes of the FASF Fund of equal value; and (b) the distribution of the shares of designated classes of the FASF Fund to the shareholders of the Firstar Fund in liquidation of the Firstar Fund.

     ITEM 2. A proposal to approve the sale of substantially all of the assets of Firstar in connection with the reorganization of the Firstar Fund contemplated by the Reorganization Agreement and similar reorganizations being voted on by shareholders of the other investment portfolios of Firstar and the dissolution of Firstar under state law upon the consummation of the separate reorganizations.

     Such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     With respect to Item 1, shareholders will vote on a fund by fund basis (i.e., shareholders will vote only to approve or withhold approval of the reorganization of the Firstar Global Equity Fund). With respect to Item 2, shareholders will vote on a company-wide basis (i.e., all shareholders of Firstar will vote together to approve the sale of substantially all the assets of Firstar and the dissolution at Firstar under state law).

     Items 1 and 2 are described in the attached Combined Proxy
Statement/Prospectus. YOUR DIRECTORS UNANIMOUSLY RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

     Shareholders of record as of the close of business on June 22, 2001 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     YOU ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE EACH ACCOMPANYING PROXY BALLOT THAT IS BEING SOLICITED BY THE FIRSTAR BOARD OF DIRECTORS. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE SPECIAL MEETING. YOU ALSO MAY RETURN PROXIES BY: 1) TOUCH-TONE TELEPHONE VOTING OR 2) VOTING ON-LINE. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO FIRSTAR A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                      By Order of the Board of Directors

                                      /s/ James M. Wade

                                      James M. Wade
                                      Chairman of the Board

WE NEED YOUR PROXY VOTE IMMEDIATELY. YOU MAY THINK THAT YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE SPECIAL MEETING WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE ARE REPRESENTED. IN THAT EVENT, FIRSTAR WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. YOUR VOTE COULD BE CRITICAL IN ALLOWING FIRSTAR TO HOLD THE SPECIAL MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY BALLOT IMMEDIATELY OR VOTE ON-LINE OR BY TELEPHONE.

                      COMBINED PROXY STATEMENT/PROSPECTUS
                                  JULY 1, 2001

                              FIRSTAR FUNDS, INC.
                            615 EAST MICHIGAN STREET
                            MILWAUKEE, WI 53201-3011
                                 1-800-677-3863

                      FIRST AMERICAN STRATEGY FUNDS, INC.
                                 P.O. BOX 1330
                           MINNEAPOLIS, MN 55440-1330
                                 1-800-637-2548

     This combined proxy statement/prospectus ("Proxy Statement/Prospectus") is being sent to shareholders of the Firstar Global Equity Fund (the "Firstar Fund"). The Board of Directors of Firstar Funds, Inc. ("Firstar") has called a Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of Firstar's counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania, on August 30, 2001 at 10:00 a.m. Eastern time.

At the Special Meeting, shareholders will be asked:

     - To approve a proposed Agreement and Plan of Reorganization dated as of June 1, 2001 (the "Reorganization Agreement"), by and between Firstar and First American Strategy Funds, Inc. ("FASF"), which provides for and contemplates (a) the separate transfer of substantially all of the assets and liabilities of the Firstar Fund to the FASF Strategy Global Growth Allocation Fund (the "FASF Fund") in exchange for shares of designated classes of the FASF Fund of equal value; and (b) the distribution of the shares of designated classes of the FASF Fund to shareholders of the Firstar Fund in liquidation of the Firstar Fund.

     - To approve the sale of substantially all of the assets of Firstar in connection with the reorganization of the Firstar Fund contemplated by the Reorganization Agreement and similar reorganizations being voted on by shareholders of the other investment portfolios of Firstar and the dissolution of Firstar under state law upon the consummation of the separate reorganizations.

     With respect to the proposal to approve the Reorganization Agreement, shareholders will vote on a fund by fund basis (i.e., shareholders will vote only to approve or withhold approval of the reorganization of the Firstar Global Equity Fund). With respect to the proposal to sell substantially all of the assets of Firstar and dissolve Firstar under state law, shareholders will vote on a company-wide basis (i.e., all shareholders of Firstar will vote together to approve the sale of substantially all the assets of Firstar). For additional information, see "Voting Matters."

     The Reorganization Agreement, the form of which is attached as Appendix I to this Proxy Statement/Prospectus, provides for the transfer of substantially all of the assets and liabilities of the Firstar Fund to the FASF Fund in exchange for Class S Shares or Class Y Shares, as applicable, of the FASF Fund of equal value. Firstar and FASF are both registered open-end management investment companies (mutual funds). As a result of the reorganization, shareholders of the Firstar Fund will become shareholders of the FASF Fund (the Firstar Fund and the FASF Fund are sometimes referred to as the "Funds").

     Firstar also offers shares in thirty-three other investment portfolios that are not part of the Proxy Statement/Prospectus. Firstar shareholders in those investment portfolios (other than the Firstar Conning Money Market Fund) are voting on similar proposals, that, in a like manner, would provide for their reorganization into designated classes and corresponding portfolios of First American Investment Funds, Inc. ("FAIF") and First American Funds, Inc. ("FAF") (together with FASF, the "First American Funds"). These shareholders are also voting on the proposal to approve the sale of substantially all of the assets of Firstar pursuant to the aforementioned reorganizations and the dissolution of Firstar upon consummation of the separate reorganizations. It is anticipated that the Firstar Conning Money Market Fund will be reorganized into an investment company unaffiliated with First American Funds prior to the First American Funds reorganizations. If the Reorganization Agreement and the agreements and plans of reorganization affecting the other investment portfolios of Firstar are approved and consummated and the proposal to approve the sale of substantially all of the assets of Firstar and its subsequent dissolution is approved, Firstar will deregister as a registered investment company and dissolve under Wisconsin law.

     The transactions contemplated by the Reorganization Agreement are referred to collectively as the "Reorganization."

     This Proxy Statement/Prospectus sets forth concisely the information that the Firstar Fund shareholder should know before voting and investing and should be retained for future reference. It is Firstar's proxy statement for the Special Meeting. It is also a prospectus for the FASF Fund. The newly organized FASF Fund will substantially continue the investment operations of the Firstar Global Equity Fund.

     Additional information is set forth in the Statement of Additional Information dated July 1, 2001 relating to this Proxy Statement/Prospectus and in the prospectus dated March 1, 2001, as supplemented, for the designated share classes of the Firstar Fund, which are incorporated herein by reference. Each of these documents is on file with the Securities and Exchange Commission (the "SEC"), and is available without charge by calling or writing Firstar at the telephone number or address stated above. Each of these documents is also available on the SEC's website at www.sec.gov.

     This Proxy Statement/Prospectus is expected to be first sent to shareholders on or about July 23, 2001.

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     SHARES OF FIRSTAR AND FASF ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, U.S. BANK NATIONAL ASSOCIATION, U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC. OR ANY OF THEIR AFFILIATES OR ANY OTHER BANK. THESE SHARES ARE NOT INSURED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     THE DISTRIBUTOR OF FIRSTAR IS QUASAR DISTRIBUTORS, LLC. THE CURRENT DISTRIBUTOR OF FASF IS SEI INVESTMENTS DISTRIBUTION CO. IT IS ANTICIPATED THAT QUASAR DISTRIBUTORS, LLC WILL BECOME THE DISTRIBUTOR OF FASF UPON THE CLOSING OF THE REORGANIZATION.

                               TABLE OF CONTENTS

EXPENSE COMPARISON..........................................     2
  Table I...................................................     2
  Expense Summaries of the Firstar Fund and the FASF Fund...     2
SUMMARY.....................................................     6
  Proposed Reorganization...................................     6
  Overview of the Funds.....................................     7
  Federal Income Tax Consequences...........................     7
  Firstar and FASF Board Consideration......................     7
  Principal Risk Factors....................................     8
  Possible Conflicts of Interest............................     9
  Voting Information........................................     9
THE REORGANIZATION..........................................    10
  Reasons for the Reorganization............................    10
  Description of the Reorganization Agreement...............    10
     Table II...............................................    10
  Firstar Board Consideration...............................    11
  Capitalization............................................    12
     Table III..............................................    13
  Federal Income Tax Considerations.........................    13
COMPARISON OF THE FIRSTAR FUND AND THE FASF FUND............    14
  Analysis of the Firstar Fund and the FASF Fund............    14
  More Information About The Underlying First American
     Funds..................................................    15
  Investment Advisory Services..............................    27
     Table IV...............................................    27
  Administration Agreements.................................    27
  Other Service Providers for the Firstar Fund and the FASF
     Fund...................................................    28
     Table V................................................    28
  Sales Load, Distribution and Shareholder Servicing
     Arrangements for Firstar...............................    28
  Sales Load, Distribution and Shareholder Servicing
     Arrangements for FASF..................................    29
  Shareholder Transactions and Services of the Firstar Fund
     and the FASF Fund......................................    29
  Share Structure...........................................    31
VOTING MATTERS..............................................    31
  General Information.......................................    31
  Shareholder and Board Approvals...........................    32
  Principal Shareholders....................................    33
     Table VI...............................................    33
  Quorum....................................................    33
  Dissenters' Right of Appraisal............................    34
  Annual Meetings and Shareholder Meetings..................    34
ADDITIONAL INFORMATION ABOUT FIRSTAR AND FASF...............    34
FINANCIAL STATEMENTS........................................    34
OTHER BUSINESS..............................................    35
SHAREHOLDER INQUIRIES.......................................    35
APPENDIX I..................................................   I-1
APPENDIX II.................................................  II-1

                               EXPENSE COMPARISON

                                    TABLE I

     The following table shows (i) the current annualized total expense ratios as of March 31, 2001 for the Firstar Fund, before and after fee waivers and/or expense reimbursements; and (ii) the pro forma annualized total expense ratio of the combined portfolios consisting of the Firstar Fund and the FASF Fund before and after fee waivers, as of March 31, 2001, based upon the fee arrangements and commitments that will be in place upon consummation of the Reorganization. The table shows that based upon the fee arrangements and commitments that will be in place upon consummation of the Reorganization, Class Y and Class S Shares of the FASF Fund are projected to experience lower total operating expense ratios before fee waivers and the same total operating expenses after fee waivers, than Institutional and Y Shares, respectively, of the Firstar Fund. Both the Firstar Fund and the FASF Fund are a "fund of funds" and seek to achieve their investment objectives by investing their assets in affiliated investment companies. As a result, both Funds are also indirectly subject to the operating expenses of those investment companies. The table below does not reflect these indirect expenses. For more information about the expenses of these underlying funds, see immediately below "Expense Summaries of the Firstar Fund and the FASF Fund -- Underlying Fund Expense Ratios."

     U.S. Bancorp Piper Jaffray Asset Management, Inc. ("Asset Management") has contractually committed to waive fees and reimburse expenses as needed to ensure that for the period from the applicable effective time of the Reorganization through September 30, 2002 the total operating expense ratios for each class of shares of the FASF Fund will not exceed the pro forma combined fund total operating expense ratios (after waivers) in this Table. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at Asset Management's discretion.

     PLEASE REVIEW THIS INFORMATION CAREFULLY AS IT SHOWS THE IMPACT OF THE REORGANIZATION ON THE COSTS ASSOCIATED WITH YOUR INVESTMENT.

     Detailed pro forma expense information for the proposed Reorganization is included immediately after Table I in the section entitled "Expense Summaries of the Firstar Fund and the FASF Fund."

                           TOTAL EXPENSE INFORMATION

                                                                                   PRO FORMA         PRO FORMA
                           TOTAL OPERATING   TOTAL OPERATING      COMBINED      TOTAL OPERATING   TOTAL OPERATING
FIRSTAR GLOBAL                EXPENSES          EXPENSES         FUND POST-        EXPENSES          EXPENSES
EQUITY FUND/ SHARE CLASS   BEFORE WAIVERS     AFTER WAIVERS    REORGANIZATION   BEFORE WAIVERS     AFTER WAIVERS
------------------------   ---------------   ---------------   --------------   ---------------   ---------------
Institutional Shares.....       1.18%             0.15%        Class Y Shares     0.68%*           0.15%**
Y Shares.................       1.43%             0.40%        Class S Shares     0.93%*           0.40%**

---------------
 * The FASF Fund will bear lower total operating expenses (before waivers) than the Firstar Fund.

**The FASF Fund will bear the same total operating expenses (after waivers) as the Firstar Fund.

EXPENSE SUMMARIES OF THE FIRSTAR FUND AND THE FASF FUND

     The Institutional and Y Shares of the Firstar Fund will have total operating expense ratios (after fee waivers and/or expense reimbursements) which are the same after the Reorganization. The following table compares the fees and expenses as of March 31, 2001, for the Firstar Fund and the estimated fees and expenses for the FASF Fund on a pro forma basis after giving effect to the Reorganization. The purpose of this table is to assist shareholders in understanding the various costs and expenses that investors in these portfolios will bear as shareholders. The table does not reflect any charges that may be imposed by institutions directly on their customer accounts in connection with investments in the portfolios. The fund operating expense levels shown in this Proxy Statement/Prospectus assume current net asset levels; pro forma expense levels shown should not be considered an actual representation of future expenses or performance. Such pro forma expense levels project anticipated levels but may be greater or less than those shown.

     The FASF Fund is a new investment portfolio with nominal assets and liabilities that will commence investment operations upon the completion of the Reorganization.

     Asset Management has contractually committed to waive fees and reimburse expenses as needed to ensure that for the period from the applicable effective time of the Reorganization through September 30, 2002, the total operating expenses ratios after waivers for each class of shares of the FASF Fund will not exceed the combined fund pro forma total fund operating expenses after waivers listed below. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of Asset Management.

                          FIRSTAR GLOBAL EQUITY FUND*

                 FASF STRATEGY GLOBAL GROWTH ALLOCATION FUND**

     As further detailed below, the effect of the Reorganization on the total fund operating expenses (after fee waivers) borne by former shareholders of the Firstar Fund is as follows:

  Institutional Shares -- no change                        Y Shares -- no change

                                                                                     COMBINED FUND
                                                            FIRSTAR FUND               PRO FORMA
                                                      -------------------------    ------------------
                                                      INSTITUTIONAL                CLASS Y    CLASS S
                                                         SHARES        Y SHARES    SHARES     SHARES
                                                      -------------    --------    -------    -------
SHAREHOLDER TRANSACTION EXPENSES:
  Maximum Sales Load Imposed on Purchases (as a
     percentage of offering price)..................      None           None       None       None
  Maximum Sales Load Imposed on Reinvested
     Dividends......................................      None           None       None       None
  Maximum Deferred Sales Load (as a percentage of
     the offering price or sales price, whichever is
     less)..........................................      None           None       None       None
  Redemption Fees...................................      None(1)        None(1)    None       None
  Exchange Fee......................................      None           None       None       None
ANNUAL FUND OPERATING EXPENSES:
  (as a percentage of average net assets)
  Management Fees (before waivers)(2)...............      0.75%          0.75%      0.25%      0.25%
  Distribution and Service (12b-1) Fees.............      None           None       None       None
  Other Expenses (before waivers)(3)................      0.43%          0.68%      0.43%      0.68%
                                                          ----           ----       ----       ----
Total Fund Operating Expenses (before
  waivers)(4),(5)...................................      1.18%          1.43%      0.68%      0.93%
                                                          ====           ====       ====       ====

---------------
 * In the Reorganization, holders of Institutional Shares of the Firstar Fund will receive Class Y Shares of the FASF Fund and holders of Y Shares of the Firstar Fund will receive Class S Shares of the FASF Fund.

** The FASF Fund has not yet commenced operations. The FASF Fund will continue the operations of the Firstar Fund upon consummation of the Reorganization.

(1) A fee of $15.00 is charged for each non-systematic withdrawal from a Retirement Account for which Firstar Bank, N.A. is custodian.

(2) Management Fees (after waivers) would be:

    Firstar Fund.................    0%
    Combined Fund Pro Forma......    0%

(3) Other Expenses includes a 0.25% shareholder servicing fee for the Y Shares of the Firstar Fund and Class S Shares of the Combined Fund Pro Forma. Other expenses (after waivers) would be:

                                                      INSTITUTIONAL    CLASS Y                CLASS S
                                                         SHARES        SHARES     Y SHARES    SHARES
                                                      -------------    -------    --------    -------
     Firstar Fund...................................      0.15%           --        0.40%        --
     Combined Fund Pro Forma........................        --          0.15%         --       0.40%

(4) As a result of the fee waivers and/or the expense reimbursements, the Total Fund Operating Expenses are expected to be less than the amounts shown above for the current fiscal year. These fee waivers and/or reimbursements are made in order to keep the annual fees and expenses of the Funds at a certain level. Certain service providers have contractually agreed to waive fees and reimburse expenses for Institutional and Y Shares of the Firstar Fund until September 30, 2002 so that Total Fund Operating Expenses (after waivers) will be no more than are shown below. These fee waivers and expense reimbursements may be terminated at any time after September 30, 2002 at the discretion of the service providers. After the Reorganization, Asset Management has contractually committed to waive fees for Class Y Shares and Class S Shares from the effective time of the Reorganization through September 30, 2002 so that the Combined Fund Pro Forma Total Fund Operating Expenses (after waivers) will be no more than are shown below. These fee waivers may be terminated at any time after September 30, 2002.

     Total Fund Operating Expenses (after waivers) would be:

                                                      INSTITUTIONAL    CLASS Y                CLASS S
                                                         SHARES        SHARES     Y SHARES    SHARES
                                                      -------------    -------    --------    -------
     Firstar Fund...................................      0.15%           --        0.40%        --
     Combined Fund Pro Forma........................        --          0.15%         --       0.40%

(5) Because the Firstar Fund invests in other investment companies, an investment in the Fund is also indirectly subject to the operating expenses of those investment companies. Such expenses have typically ranged from 0.50% to 1.65%. The adviser intends to waive fees during the current fiscal year so that expenses range from 0.35% to 1.45%. The above table does not reflect these indirect expenses.

EXAMPLE:*

     You would pay the following expenses on a $10,000 investment, assuming (1) 5% gross annual return and (2) the operating expenses remain the same as those shown in the above table:

                                                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                           ------    -------    -------    --------
FIRSTAR FUND
  Institutional Shares...................................   $15       $270       $544       $1,327
  Y Shares...............................................   $41       $348       $677       $1,608
COMBINED FUND PRO FORMA
  Class Y Shares.........................................   $15       $164       $326       $  796
  Class S Shares.........................................   $41       $243       $463       $1,094

---------------
* The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The example should not be considered a representation of future expenses which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount. The examples assume that all dividends and other distributions are reinvested.

                         UNDERLYING FUND EXPENSE RATIOS

     The table below lists the expense ratios of the underlying funds. Information in the table is for Class Y shares of the underlying funds, which is the only class in which the Firstar Fund invests and the FASF Fund will invest.

                                                               CLASS Y SHARES
UNDERLYING FUND                                               EXPENSE RATIO(1)
---------------                                               ----------------
First American Equity Income Fund...........................       0.90%
First American Equity Index Fund............................       0.89%
First American Large Cap Growth Fund........................       0.89%
First American Large Cap Value Fund.........................       0.90%
First American Mid Cap Growth Fund..........................       0.94%
First American Mid Cap Value Fund...........................       0.90%
First American Small Cap Growth Fund........................       0.90%
First American Small Cap Value Fund.........................       0.91%
First American Real Estate Securities Fund..................       1.01%
First American International Fund...........................       1.50%
First American Emerging Markets Fund........................       1.65%
First American Prime Obligations Fund.......................       0.50%

---------------
(1)The ratios presented are based on expenses during the semi-annual period ended March 31, 2001. Actual expense ratios for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the adviser. The adviser intends to waive fees during the current fiscal year so that expense ratios do not exceed the following amounts: Equity Income Fund 0.75%; Equity Index Fund 0.35%; Large Cap Growth Fund 0.80%; Large Cap Value Fund 0.80%; Mid Cap Growth Fund 0.90%; Mid Cap Value Fund 0.90%; Small Cap Growth Fund 0.90%; Small Cap Value Fund 0.90%; Real Estate Securities Fund 0.80%; International Fund, 1.35%; Emerging Markets Fund 1.45%; and Prime Obligations Fund 0.48%. Fee waivers may be discontinued at any time.

                                    SUMMARY

     The following is a summary of certain information relating to the proposed Reorganization between FASF and Firstar. More complete information is contained elsewhere in this Proxy Statement/Prospectus.

     PROPOSED REORGANIZATION. The Reorganization Agreement provides for and contemplates: (1) the transfer of substantially all of the assets and liabilities of the Firstar Fund to the FASF Fund, in exchange for shares of the designated classes of the FASF Fund of equal value (such shares of the designated classes of the FASF Fund, the "FASF Fund Shares"); (2) the distribution of the FASF Fund Shares to the shareholders of the Firstar Fund in liquidation of the Firstar Fund; and (3) the deregistration under the Investment Company Act of 1940, as amended, (the "1940 Act") and the dissolution under state law of Firstar upon the consummation of the reorganizations of the remaining Firstar investment portfolios. The Firstar Fund will transfer its assets and liabilities to the FASF Fund, which will be organized for the purpose of acquiring the assets and liabilities of, and then continuing the business of, the Firstar Fund, in exchange for the FASF Fund Shares issued by the FASF Fund. The liquidation of the Firstar Fund, and the distribution of the FASF Fund Shares to the shareholders of the Firstar Fund, will occur immediately after the receipt by the Firstar Fund of all of the FASF Fund Shares to be received by the Firstar Fund in the Reorganization. The Reorganization is subject to a number of conditions, including approval by the shareholders of the Firstar Fund. The Reorganization is not subject to the approval of shareholders of any other investment portfolio of Firstar but because the reorganizations of all of the investment portfolios of Firstar constitute a sale of substantially all of the assets of Firstar, it is subject, under Wisconsin law, to the approval of shareholders of all of the investment portfolios of Firstar voting in the aggregate.

     Firstar also offers shares in thirty-three other investment portfolios that are not part of this Proxy Statement/Prospectus. Firstar shareholders in those investment portfolios (other than the Firstar Conning Money Market Fund) are voting on similar agreements and plans of reorganization that, in a like manner, would provide for their reorganization into designated classes and corresponding portfolios of FAIF and FAF. These shareholders are also voting on the proposal to approve the sale of substantially all of the assets of Firstar and its subsequent dissolution. It is contemplated that these reorganizations will occur at the same time as the Firstar and FASF reorganization. It is anticipated that the Firstar Conning Money Market Fund will be reorganized into an investment company unaffiliated with FASF prior to the First American Funds reorganizations. If the Reorganization Agreement and the agreements and plans of reorganization affecting the other investment portfolios of Firstar are approved and consummated and the proposal to approve the sale of substantially all of the assets of Firstar and its subsequent dissolution is approved, Firstar will transfer all of its assets and liabilities and deregister as a registered investment company and dissolve under Wisconsin law. See "The
Reorganization -- Description of the Reorganization Agreement" for additional information.

     As a result of the proposed Reorganization, each Firstar Fund shareholder will become a shareholder of the FASF Fund and will hold, immediately after the Reorganization, FASF Fund Shares in the FASF Fund having a total dollar value equal to the total dollar value of the shares such shareholder held in the Firstar Fund immediately prior to the effectiveness of the Reorganization. The exchange of shares in the Reorganization will be tax-free under federal tax laws and shareholders of the FASF Fund and the Firstar Fund will not pay any sales charge as a result of the exchange of the shares in the Reorganization.

     Shareholders of the Firstar Fund will receive the following share classes of the FASF Fund:

FIRSTAR FUND SHARE CLASS                       FASF FUND SHARE CLASS TO BE RECEIVED
------------------------                       ------------------------------------
Y Shares                                       Class S Shares
Institutional Shares                           Class Y Shares

     The Reorganization is expected to occur in mid to late September 2001 or such later date as may be determined pursuant to the Reorganization Agreement. For more information about the Reorganization and the Reorganization Agreement, see the Section below entitled "The Reorganization -- Description of the Reorganization Agreement."

OVERVIEW OF THE FUNDS

                      COMPARISON OF INVESTMENT OBJECTIVES

     The following chart summarizes the investment objective of the Firstar Fund and the FASF Fund.

FIRSTAR FUND                                   FASF FUND
------------                                   ---------
To achieve long-term capital appreciation.     To seek capital growth.

     The Firstar Fund and FASF Fund are each a "fund of funds" and seek to achieve their investment objective by investing their assets in affiliated investment companies. The investment objective, policies and restrictions of the Firstar Fund are, in general, substantially the same as to those of the FASF Fund, because the FASF Fund has been organized solely in connection with this Reorganization to acquire the assets and liabilities, and continue the business, of the Firstar Fund.

     Asset Management currently serves as adviser to the Firstar Fund and will serve as the investment adviser to the FASF Fund. Prior to May 2, 2001, Firstar Investment Research & Management Company, LLC ("FIRMCO") served as investment adviser to Firstar and the First American Asset Management division ("FAAM") of U.S. Bank National Association served as investment adviser to FASF.

     The FASF Fund's per annum contractual advisory fee rate is 0.25% and the Firstar Fund's contractual advisory fee rate is 0.75%. Therefore, the contractual advisory fee rate for the FASF Fund is 0.50% lower than the contractual advisory rate for the Firstar Fund. For more information on advisory fee rates, see "Comparison of the Firstar Fund and the FASF Fund -- Investment Advisory Services -- Table IV" below.

     Advisory fees, however, are only one type of expense incurred by mutual funds. As noted previously in "Fee Table -- Table I," the Firstar Fund will have total operating expense ratios (after fee waivers and expense reimbursements) which are the same after the Reorganization. For a more detailed summary of fees and expenses, see "Expense Summaries of the Firstar Fund and the FASF Fund" above.

     The FASF Fund and the Firstar Fund have different administrators, distributors, custodians and other service providers. By the effective time of the Reorganization, the FASF Fund and the Firstar Fund will have the same distributor and one of the same co-administrators. For a detailed description of the management of FASF, including Asset Management, and the other service providers, see "Comparison of the Firstar Fund and the FASF Fund -- Other Service Providers for the Firstar Fund and the FASF Fund."

     The purchase, redemption, exchange, dividend and other policies and procedures of the Firstar Fund and the FASF Fund are generally similar. For more information, see "Comparison of the Firstar Fund and the FASF Fund -- Share Structure" and "Shareholder Transactions and Services of the Firstar Fund and the FASF Fund" below. PLEASE NOTE THAT NO CONTINGENT DEFERRED SALES LOADS WILL BE IMPOSED ON ANY FIRSTAR FUND SHARES AS A RESULT OF THE REORGANIZATION. IN ADDITION, NO FRONT-END SALES LOAD WILL BE IMPOSED ON ANY FASF FUND SHARES ISSUED IN THE REORGANIZATION.

     FEDERAL INCOME TAX CONSEQUENCES. The exchange of shares in the Reorganization is not expected to result in the recognition, for federal income tax purposes, of gain and loss by the Firstar Fund, the FASF Fund or their respective shareholders. The sale of securities by the Firstar Fund prior to the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the taxable capital gains distributions made prior to the Reorganization. See "The
Reorganization -- Federal Income Tax Considerations" for additional information.

     FIRSTAR AND FASF BOARD CONSIDERATION. During its deliberations, Firstar's Board of Directors (with the advice and assistance of its counsel) reviewed, among other things: (1) the potential effect of the Reorganization on the shareholders of the Firstar Fund; (2) the capabilities, practices and resources of FAAM and Asset Management; (3) the investment advisory and other fees paid by the FASF Fund, and the projected expense ratios of the FASF Fund as compared with those of the Firstar Fund and industry peer groups; (4) the investment objectives, policies and limitations of the FASF Fund and its relative compatibility with those of the Firstar Fund; (5) the shareholder services offered by FASF; (6) the terms and conditions of the Reorganization Agreement; (7) the anticipated tax consequences of the Reorganization for the Firstar Fund and its shareholders; (8) the number of investment portfolio options that would be available to shareholders after the Reorganization; and (9) whether the Reorganization would dilute the interests of the existing Firstar Fund's shareholders. The Firstar Board also considered FAAM and Asset Management's belief that the Reorganization would: (1) offer a more diverse group of more than fifty-five mutual funds with competitive expense structures available to all shareholders; (2) offer the potential to spread relatively fixed costs, such as legal or accountant's fees, over a larger asset base; and (3) offer distribution channels that will have a better understanding of the mutual funds offered by FASF and its affiliated investment companies and will be better able to communicate Asset Management's investment styles to existing and prospective shareholders, which may result in increasing fund assets within the complex. The Firstar Board also considered that the post-Reorganization total fund operating expenses (net of waivers) of the FASF Fund will be the same as the Firstar Fund through September 30, 2002. For additional information, see "The Reorganization -- Firstar Board Consideration."

     Based upon their evaluation of the information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Directors of Firstar, including all of the non-interested members of the Board (as defined in the 1940 Act), determined that participation in the Reorganization, as contemplated by the Reorganization Agreement, was in the best interests of the shareholders of the Firstar Fund and that the interests of the existing shareholders of the Firstar Fund would not be diluted as a result of the Reorganization.

     THE FIRSTAR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FIRSTAR FUND APPROVE THE PROPOSED REORGANIZATION, SALE OF SUBSTANTIALLY ALL THE ASSETS OF FIRSTAR AND THE DISSOLUTION OF FIRSTAR UNDER STATE LAW.

     After considering the relevant factors, the FASF Board of Directors similarly found that participation in the Reorganization was in the best interests of the FASF Fund and that the interests of the existing shareholders of the FASF Fund would not be diluted as a result of the Reorganization.

     PRINCIPAL RISK FACTORS. Because the FASF Fund is being created to acquire substantially all of the assets and liabilities, and then continue the business, of the Firstar Fund, an investment in the FASF Fund involves risks that are identical to those of investing in the Firstar Fund.

     All of the principal risks applicable to the Firstar Fund and the FASF Fund and the underlying funds in which they invest are described below.

     RISKS ASSOCIATED WITH ACTIVE MANAGEMENT. Each Fund is actively managed and its performance therefore will reflect in part Asset Management's ability to make asset allocation and other investment decisions which are suited to achieving each Fund's investment objectives. Due to its active management, each Fund could underperform other mutual funds with similar investment objectives.

     RISKS ASSOCIATED WITH ADDITIONAL EXPENSES. Because both Funds invest their assets in other investment companies, investing in the Firstar Fund or the FASF Fund involves additional expenses that would not be present in a direct investment in the underlying funds.

     RISKS ASSOCIATED WITH THE UNDERLYING FUNDS. Each Fund is subject to the risks of the underlying funds in which it invests.

     - The underlying funds (other than First American Equity Index Fund) are actively managed and therefore may underperform other mutual funds with similar investment objectives.

     - Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Because the Fund invests a high proportion of its assets in equity funds, the net asset value of the Fund may be more volatile than funds which are limited to lower proportions.

     - First American Small Cap Growth Fund, First American Small Cap Value Fund, First American Emerging Markets Fund and First American International Fund are subject to the risks of investing in small-capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

     - First American Mid Cap Growth Fund and First American Small Cap Growth Fund invest in initial public offerings (IPOs). IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.

     - First American Mid Cap Growth Fund and First American Mid Cap Value Fund invest in stocks of mid-capitalization companies. Although these stocks may be slightly less volatile than those of small-capitalization companies, they still involve substantial risk.

     - First American Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

     - First American International Fund and First American Emerging Markets Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where First American Emerging Markets Fund primarily invests. First American International Fund and First American Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.

     - Most of the other underlying equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers (as identified in the previous paragraph).

     - First American Equity Index Fund is subject to risks associated with its use of options, futures, contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's adviser when entering into the options or the futures contracts.

     - Most of the underlying First American Funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

     - First American Prime Obligations Fund seeks to preserve a value of $1.00 per share. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value to decline.

     - First American Equity Income Fund may invest in non-investment grade convertible debt obligations. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

     POSSIBLE CONFLICTS OF INTEREST. The portfolio managers of the Funds are officers and employees of the underlying First American Fund's investment adviser. If situations arise in which the interests of the Funds are different from those of the underlying funds, a Fund's portfolio managers could be subject to conflicts of interest. For example, Asset Management might determine that the Fund should reduce its allocation of assets to a particular underlying First American fund, thus requiring the Fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. Asset Management will monitor the operations of each Fund and the underlying funds for potential conflicts of interest, and recommend to such Fund's board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to such Fund and the underlying First American funds.

     VOTING INFORMATION. Firstar's Board of Directors is furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies. Only shareholders of record at the close of business on June 22, 2001 will be entitled to vote at the Special Meeting. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon. If no instruction is made, the named proxies will vote in favor of each proposal set forth in the Notice of the Special Meeting. Proxies may be revoked at any time before they are exercised by submitting to Firstar a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. For additional information, see "Voting Matters."

                               THE REORGANIZATION

     REASONS FOR THE REORGANIZATION. Significant features of the Reorganization are summarized below. This summary is qualified in its entirety by reference to the Reorganization Agreement, the form of which is attached as Appendix I.

     The proposed Reorganization is expected to benefit Firstar Fund shareholders by, among other things:

     (i) Offering a more diverse group of more than fifty-five mutual funds with competitive expense structures available to all shareholders;

     (ii) Offering the potential to spread relatively fixed costs, such as legal fees or accountant's fees over a larger asset base;

     (iii) Offering distribution channels that will have a better understanding of the mutual funds offered by FASF and its affiliates and will be better able to communicate Asset Management's investment styles to existing and prospective shareholders, which may result in increasing fund assets within the complex; and

     (iv) The post-Reorganization total fund operating expenses (net of waivers) of the FASF will be the same as the Firstar Fund through September 30, 2002.

     Shareholders of different classes of the Firstar Fund will be affected differently by the Reorganization. For more information on these differences, please see "Expense Summaries of the Firstar Fund and the FASF Fund" above.

     DESCRIPTION OF THE REORGANIZATION AGREEMENT. The Reorganization Agreement provides that substantially all of the assets and liabilities of the Firstar Fund will be transferred to, and acquired by, the newly-organized FASF Fund in exchange for full and fractional shares issued by the FASF Fund. As part of the Reorganization, shareholders of the Firstar Fund will receive the following share classes of the FASF Fund:

                                    TABLE II

FIRSTAR FUND SHARE CLASS                       FASF FUND SHARE CLASS
------------------------                       ---------------------
Y Shares                                       Class S Shares
Institutional Shares                           Class Y Shares

     The FASF Fund Shares issued to the Firstar Fund will have the same aggregate dollar value as the aggregate dollar value of the shares of the Firstar Fund immediately prior to the effective time of the Reorganization.

     At the same time that the Firstar Fund is reorganized into the FASF Fund, it is expected that the remaining thirty-three Firstar investment portfolios will be reorganized into certain investment portfolios offered by FAIF and FAF, affiliated investment companies of FASF. It is contemplated that the Firstar reorganizations with FAIF and FAF will occur at the same time as the Firstar and FASF Reorganization. (It is anticipated that the Firstar Conning Money Market Fund will be reorganized into an investment company unaffiliated with FASF prior to the First American Funds reorganizations.) However, it is possible that the reorganizations of some of the investment portfolios of Firstar may be delayed, or not effected, if the shareholders of a portfolio do not approve such portfolio's reorganization, while the shareholders of other investment portfolios of Firstar have approved their respective reorganizations, and the shareholders of all of the Firstar investment portfolios voting in the aggregate have approved the sale of substantially all of the assets of Firstar and the subsequent dissolution of Firstar.

     Immediately after the effective time of the Reorganization, the Firstar Fund will distribute to its shareholders the FASF Fund Shares received in the Reorganization in liquidation of the Firstar Fund. Each shareholder of record of the Firstar Fund at the effective time of the Reorganization will receive shares of the designated class of the FASF Fund with the same aggregate dollar value of the shares such shareholder held in the Firstar Fund prior to the effective time of the Reorganization, and will receive any unpaid dividends or distributions declared before the effective time of the Reorganization.

     FASF will establish an account for each former shareholder of the Firstar Fund that will reflect the number and class of FASF Fund Shares distributed to that shareholder. The FASF Fund Shares issued in the Reorganization will be in uncertificated form.

     If the required approval for the Reorganization of the Firstar Fund and the sale of substantially all of the assets of Firstar and subsequent liquidation of Firstar are received, the Firstar Fund will transfer substantially all of its assets and liabilities as of the effective time of the Reorganization, all outstanding shares of the Firstar Fund will be redeemed and cancelled in exchange for the FASF Fund Shares, and, upon the closings of the FAIF and FAF reorganizations, Firstar will wind up its affairs and apply to be deregistered as an investment company under the 1940 Act and thereafter dissolve under Wisconsin law.

     The Reorganization is subject to a number of conditions, including approval of the Reorganization Agreement and the related matters described in this Proxy Statement/Prospectus by the shareholders of the Firstar Fund. The Reorganization of the Firstar Fund is not subject to the approval of shareholders of any other Firstar investment portfolio but because the reorganizations of all of the investment portfolios of Firstar constitute a sale of substantially all of the assets of Firstar, it is subject, under Wisconsin law, to the approval of the shareholders of all investment portfolios of Firstar in the aggregate. In addition, the Reorganization is subject to the following conditions: the receipt of certain legal opinions described in the Reorganization Agreement (which include an opinion of FASF's counsel addressed to Firstar indicating that the FASF Fund Shares issued in the Reorganization will be validly issued, fully paid and non-assessable and an opinion of Firstar's counsel regarding the tax consequences of the Reorganization to the Firstar Fund and its shareholders); the receipt of certain certificates from the parties concerning the continuing accuracy of the representations and warranties in the Reorganization Agreement; the receipt of any necessary exemptive relief requested from the SEC or its staff with respect to Section 17(a) of the 1940 Act; and the parties' performance in all material respects of their respective covenants and undertakings as described in the Reorganization Agreement. An application requesting relief with respect to Section 17(a) of the 1940 Act has been filed with the SEC, and it is expected that the SEC will issue an order granting such relief prior to the Reorganization. If an exemptive order is not granted, the Board of Directors of Firstar will consider what further action is appropriate.

     The Reorganization Agreement provides that U.S. Bancorp or an affiliate has agreed to pay all expenses associated with the Reorganization. The Reorganization Agreement also provides, among other things, that the Reorganization may be terminated at any time upon the mutual consent of both Firstar and FASF, or by either FASF or Firstar under certain conditions; and that officers of FASF and of Firstar may amend the Reorganization Agreement as authorized by their respective Boards of Directors.

     FIRSTAR BOARD CONSIDERATION. At meetings held on December 15, 2000, February 23, 2001 and March 23, 2001, the Board of Directors of Firstar was advised that FAAM, predecessor investment adviser entity to Asset Management, was considering recommending a consolidation of Firstar with the First American Funds. The Firstar Board then met again on April 26, 2001 and May 22, 2001, to consider the Reorganization proposal offered by management of the First American Funds, FAAM and its affiliates. In preparation for the April 26, 2001 meeting, each of the Directors of Firstar was provided with detailed information about the Reorganization, the First American Funds, FAAM and Asset Management. These materials summarized the principal terms and conditions of the Reorganization, including the intention that the Reorganization be consummated on a federal tax-free basis for the Firstar Fund and its shareholders. In addition, the Firstar Directors received comparative information about the Firstar Fund and the FASF Fund, including information concerning, but not limited to, the following matters: (1) investment objective and policies; (2) advisory, distribution and servicing arrangements; (3) fund expenses (with and without giving effect to current expense limitations), including pro forma expenses, relative to peer groups; and (4) performance, including performance relative to comparable indices for the First American Funds. The Firstar Board also was provided with information about FAAM, Asset Management and their investment advisory organizations, including the teams of individuals with responsibility for managing the FASF Fund. At the May 22, 2001 Firstar Board meeting, the Firstar Board was notified of the consolidation of FASF's investment adviser, FAAM and Firstar's investment adviser, FIRMCO, into Asset Management, which occurred on May 2, 2001.

     The Reorganization was unanimously approved by the Firstar Board of Directors on April 26, 2001 and ratified on May 22, 2001.

     During its deliberations, Firstar's Board of Directors (with the advice and assistance of its counsel) reviewed, among other things: (1) the potential effect of the Reorganization on the shareholders of the Firstar Fund; (2) the capabilities, practices and resources of FAAM and Asset Management; (3) the projected investment advisory and other fees to be paid by the FASF Fund, and the projected expense ratios of the FASF Fund as compared with those of the Firstar Fund and industry peer groups; (4) the investment objective, policies and limitations of the FASF Fund and their relative compatibility with those of the Firstar Fund; (5) the shareholder services offered by FASF; (6) the terms and conditions of the Reorganization Agreement; (7) the anticipated tax consequences of the Reorganization for the Firstar Fund and its shareholders;
(8) the number of investment portfolio options that would be available to shareholders after the Reorganization; and (9) whether the Reorganization would dilute the interests of the existing Firstar Fund's shareholders. The Firstar Board also considered FAAM's and Asset Management's belief that the Reorganization would: (1) offer a more diverse group of more than fifty-five mutual funds with competitive expense structures available to all shareholders;
(2) offer the potential to spread relatively fixed costs, such as legal fees or accountant's fees, over a larger asset base; and (3) offer distribution channels that will have a better understanding of the mutual funds offered by First American Funds and will be better able to communicate Asset Management's investment styles to existing and prospective shareholders, which may result in increasing fund assets within the complex. The Firstar Board also considered that the post-Reorganization total fund operating expenses (net of waivers) of the FASF Fund will be the same as the Firstar Fund through September 30, 2002.

     The Firstar Directors also noted that U.S. Bancorp or an affiliate would assume all customary expenses associated with the Reorganization and that Asset Management intended to contractually waive fees as needed to ensure that for the period from the applicable effective time of the Reorganization through September 30, 2002 the FASF Fund's total fund operating expense ratios after waivers would not exceed the pro forma combined fund total fund operating expenses after waivers shown in Table I.

     After consideration of the foregoing and other factors, the Firstar Directors unanimously determined that the Reorganization was in the best interest of the shareholders of the Firstar Fund, and that the interests of the existing shareholders of the Firstar Fund would not be diluted as a result of such Reorganization.

     CAPITALIZATION. The following table sets forth, as of March 31, 2001 (the end of FASF's semi-annual period): (1) the capitalization of the Firstar Fund; and (2) the pro forma capitalization of the FASF Fund as adjusted to give effect to the Reorganization.

     The capitalization of each Fund is likely to be different at the effective time of the Reorganization as a result of daily share purchase and redemption activity in the Fund as well as the effects of the other ongoing operations of the Fund prior to the closing of the Reorganization.

     The FASF Fund has not yet commenced operations but will do so at the time the Reorganization occurs.

                                   TABLE III

                                 CAPITALIZATION
                             (AS OF MARCH 31, 2001)

     The table below reflects the capitalization as of March 31, 2001 and pro forma capitalization for the combination of the Firstar Fund with the FASF Fund.

                                                                                    PRO FORMA
                                                      FIRSTAR FUND+               COMBINED FUND
                                                 ------------------------    ------------------------
TOTAL NET ASSETS
  (IN THOUSANDS)...............................            $48                         $48
                                                        (Y Shares)               (Class S Shares)
                                                         $55,632                     $55,632
                                                  (Institutional Shares)         (Class Y Shares)
                                                 ----------------------------------------------------
SHARES OUTSTANDING
  (IN THOUSANDS)...............................             5                           5
                                                        (Y Shares)               (Class S Shares)
                                                          5,729                       5,729
                                                  (Institutional Shares)         (Class Y Shares)
                                                 ----------------------------------------------------
NET ASSET VALUE
  PER SHARE....................................           $9.71                       $9.71
                                                        (Y Shares)               (Class S Shares)
                                                          $9.71                       $9.71
                                                  (Institutional Shares)         (Class Y Shares)
                                                 ----------------------------------------------------

---------------
+ The Firstar Fund will be the accounting survivor for financial statement purposes.

     FEDERAL INCOME TAX CONSIDERATIONS. The FASF Fund and the Firstar Fund intend to qualify as of the effective time of the Reorganization as a separate "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and further intend to distribute all of their income and capital gains. Accordingly, the Firstar Fund and the FASF Fund have been, and expect to continue to be, relieved of federal income tax liability.

     Consummation of the Reorganization with respect to the Firstar Fund and the FASF Fund is subject to the condition that Firstar and FASF receive an opinion from Drinker Biddle & Reath LLP substantially to the effect that, for federal income tax purposes: (i) the transfer of substantially all of the assets and liabilities of the Firstar Fund to the FASF Fund in exchange for the FASF Fund Shares issued by the FASF Fund, and the distribution of those FASF Fund Shares to shareholders of the Firstar Fund, will consist of a single "reorganization" within the meaning of Section 368(a) of the Code, and the Firstar Fund and the FASF Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code in respect of the Reorganization; (ii) no gain or loss will be recognized by the Firstar Fund upon the transfer of its assets and liabilities to the FASF Fund solely in exchange for the FASF Fund Shares; (iii) no gain or loss will be recognized by the FASF Fund upon the receipt of the assets and assumption of the liabilities of the Firstar Fund solely in exchange for the FASF Fund Shares; (iv) the basis of the Firstar Fund's assets received by the FASF Fund pursuant to the Reorganization will be the same as the basis of those assets in the hands of the Firstar Fund immediately prior to the Reorganization; (v) the holding period of the Firstar Fund's assets in the hands of the FASF Fund will include the period for which such assets have been held by the Firstar Fund; (vi) no gain or loss will be recognized by the Firstar Fund on the distribution to its shareholders of the FASF Fund Shares; (vii) no gain or loss will be recognized by the shareholders of the Firstar Fund upon their receipt of the FASF Fund Shares in exchange for such shareholders' shares of the Firstar Fund; (viii) the basis of the FASF Fund Shares received by the shareholders of the Firstar Fund will be the same as the basis of the Firstar Fund shares surrendered by such shareholders pursuant to the Reorganization;
(ix) the holding period for the FASF Fund Shares received by the Firstar Fund shareholder will include the period during which such shareholder held the Firstar Fund shares surrendered in exchange therefor, provided that the Firstar Fund shares are held as a capital asset in the hands of the Firstar Fund shareholder on the date of the exchange; and (x) the FASF Fund will succeed to and take into account the tax attributes described in Section 381(c) of the

Code of the Firstar Fund as of the effective time of the Reorganization with respect to the Firstar Fund, subject to the conditions and limitations specified in the Code. Shareholders of the Firstar Fund should note, however, that the sale of securities by the Firstar Fund prior to the effective time of the Reorganization, whether in the ordinary course of business or in anticipation of the Reorganization, could increase the amount of the taxable capital gains distributions made prior to the Reorganization.

     FASF and Firstar have not sought, and will not seek, a private ruling from the Internal Revenue Service ("IRS") with respect to the federal income tax consequences of the Reorganization. The opinion of Drinker Biddle & Reath LLP with respect to the federal income tax consequences of the Reorganization is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Shareholders should consult their own advisers concerning the potential tax consequences of the Reorganization to them, including any applicable foreign, state or local income tax consequences.

                COMPARISON OF THE FIRSTAR FUND AND THE FASF FUND

ANALYSIS OF THE FIRSTAR FUND AND THE FASF FUND

  Investment Objectives:

     (a) Firstar Fund: Seeks to achieve long-term capital growth. This investment objective is not fundamental and may be changed by the Firstar Board of Directors without shareholder approval.

     (b) FASF Fund: Seeks capital growth. This investment objective is not fundamental and may be changed by the FASF Board of Directors without shareholder approval.

     PRINCIPAL INVESTMENT STRATEGIES: Both the Firstar Fund and the FASF Fund seek to achieve their objective by investing in a variety of other mutual funds that are also advised by Asset Management. Both Funds seek their objectives by providing high allocations to various equity categories, including small company and intermediate company equity securities, with relatively little emphasis on fixed income securities. The underlying funds in which the Firstar Fund invests, and in which the FASF Fund will invest, include eleven of the First American Funds' equity funds and the First American Prime Obligations Fund, a money market fund. Asset Management will allocate and reallocate the assets of both the Funds among the underlying funds within the following ranges (expressed as percentages of the Funds' net assets):

                                                  FIRSTAR/FASF FUNDS    FIRSTAR/FASF FUNDS
UNDERLYING FUNDS                                  MINIMUM INVESTMENT    MAXIMUM INVESTMENT
----------------                                  ------------------    ------------------
First American Equity Income Fund...............           0%                   10%
First American Equity Index Fund................           0%                   65%
First American Large Cap Growth Fund............           0%                   40%
First American Large Cap Value Fund.............           0%                   40%
First American Mid Cap Growth Fund..............           0%                   25%
First American Mid Cap Value Fund...............           0%                   25%
First American Small Cap Growth Fund............           0%                   25%
First American Small Cap Value Fund.............           0%                   25%
First American Real Estate Securities Fund......           0%                   10%
First American International Fund...............          15%                   80%
First American Emerging Markets Fund............           0%                   40%
EQUITY FUNDS AS A WHOLE.........................          65%                  100%
First American Prime Obligations Fund...........           0%                   35%

     In addition to investing in the First American Prime Obligations Fund, the Funds also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each Fund's aggregate investment in these items and in the First American Prime Obligations Fund will not exceed the maximum percentage in the above table for the First American Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of the Funds' assets in these securities may prevent the Funds from achieving their objectives.

MORE INFORMATION ABOUT THE UNDERLYING FIRST AMERICAN FUNDS

     The objectives, main investment strategies and main risks of the underlying First American Funds are summarized below. There is no assurance that each underlying fund's investment objectives will be achieved. The investment objective of each underlying fund, except for First American Prime Obligations Fund, may be changed without shareholder approval.

--------------------------------------------------------------------------------

FIRST AMERICAN EQUITY INCOME FUND

OBJECTIVE

Equity Income Fund's objective is long-term growth of capital and income.

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies which the fund's investment adviser believes are characterized by:

     - the ability to pay above average dividends.

     - the ability to finance expected growth.

     - strong management.

     The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the adviser believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks, and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

     The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

     Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Equity Income Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

     INTEREST RATE RISK. Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

     CREDIT RISK. An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

     RISKS OF NON-INVESTMENT GRADE SECURITIES. The fund may invest in securities that are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities. High-yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid.

     FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------

FIRST AMERICAN EQUITY INDEX FUND

OBJECTIVE

Equity Index Fund's objective is to provide investment results that correspond to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P
500).

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Equity Index Fund invests at least 90% of its total assets in common stocks included in the S&P 500. The S&P 500 is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry representation.

     The fund's adviser believes that the fund's objective can best be achieved by investing in common stocks of approximately 90% to 100% of the issues included in the S&P 500, depending on the size of the fund. A computer program is used to identify which stocks should be purchased or sold in order to replicate, as closely as possible, the composition of the S&P 500.

     Because the fund may not always hold all of the stocks included in the S&P 500, and because the fund has expenses and the index does not, the fund will not duplicate the index's performance precisely. However, the fund's adviser believes there should be a close correlation between the fund's performance and that of the S&P 500 in both rising and falling markets.

     The fund will attempt to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 95%, without taking into account expenses of the fund. A perfect correlation would be indicated by a figure of 100%, which would be achieved if the fund's net asset value, including the value of its dividends and capital gains distributions, increased or decreased in exact proportion to changes in the S&P 500. If the fund is unable to achieve a correlation of 95% over time, the fund's board of directors will consider alternative strategies for the fund.

     The fund also may invest up to 10% of its total assets in stock index futures contracts, options on stock indices, options on stock index futures and index participation contracts based on the S&P 500. The fund makes these investments to maintain the liquidity needed to meet redemption requests, to increase the level of fund assets devoted to replicating the composition of the S&P 500 and to reduce transaction costs.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Equity Index Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry, or sector of the market.

     FAILURE TO MATCH PERFORMANCE OF S&P 500. The fund's ability to replicate the performance of the S&P 500 may be affected by, among other things, changes in securities markets, the manner in which Standard & Poor's calculates the performance of the S&P 500, the amount and timing of cash flows into and out of the fund, commissions, sales charges (if any), and other expenses.

     RISKS OF OPTIONS AND FUTURES. The fund will suffer a loss in connection with its use of options, futures contracts and options on futures contracts if securities prices do not move in the direction anticipated by the fund's adviser when entering into the options or the futures contracts.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN LARGE CAP GROWTH FUND

OBJECTIVE

Large Cap Growth Fund's objective is long-term growth of capital.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Large Cap Growth Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The adviser will select companies that it believes exhibit the potential for superior growth based on factors such as:

     - above average growth in revenue and earnings.

     - strong competitive position.

     - strong management.

     - sound financial condition.

     Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Large Cap Growth Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or large-capitalization stocks may underperform the market as a whole.

     FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN LARGE CAP VALUE FUND

OBJECTIVE

Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Large Cap Value Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's adviser invests in securities that it believes:

     - are undervalued relative to other securities in the same industry or market.

     - exhibit good or improving fundamentals.

     - exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

     Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Large Cap Value Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

     FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN MID CAP GROWTH FUND

OBJECTIVE

Mid Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this Proxy Statement/Prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

     The adviser will select companies that it believes exhibit the potential for superior growth based on factors such as:

     - above average growth in revenue and earnings.

     - strong competitive position.

     - strong management.

     - sound financial condition.

     Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the adviser may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

     Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Mid Cap Growth Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or mid-cap stocks may underperform the market as a whole.

     RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

     RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

     FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN MID CAP VALUE FUND

OBJECTIVE

Mid Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Mid Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of mid-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this Proxy Statement/Prospectus, market capitalizations of companies in the Russell Midcap Index ranged from approximately $316 million to $37.9 billion.

     In selecting stocks, the fund's adviser invests in securities it believes:

     - are undervalued relative to other securities in the same industry or market.

     - exhibit good or improving fundamentals.

     - exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Mid Cap Value Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or mid-cap stocks may underperform the market as a whole.

     RISKS OF MID-CAP STOCKS. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN SMALL CAP GROWTH FUND

OBJECTIVE

Small Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Small Cap Growth Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this Proxy Statement/Prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

     The adviser will select companies that it believes exhibit the potential for superior growth based on factors such as:

     - above average growth in revenue and earnings.

     - strong competitive position.

     - strong management.

     - sound financial condition.

     Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the adviser may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

     Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Small Cap Growth Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, growth stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

     RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

     RISKS OF INITIAL PUBLIC OFFERINGS (IPOS). Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

     FOREIGN SECURITY RISK. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability, or diplomatic developments that could adversely affect the securities.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN SMALL CAP VALUE FUND

OBJECTIVE

Small Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Small Cap Value Fund invests primarily (at least 75% of total assets) in common stocks of small-capitalization companies, defined as companies that have market capitalizations at the time of purchase within the range of market capitalizations of companies constituting the Russell 2000 Index. This index measures the performance of the 2,000 smallest companies in the Russell 3000 Index (which is made up of the 3,000 largest U.S. companies based on total market capitalization). As of the date of this Proxy Statement/Prospectus, market capitalizations of companies in the Russell 2000 Index ranged from approximately $25 million to $4.7 billion.

     In selecting stocks, the fund's adviser invests in securities it believes:

     - are undervalued relative to other securities in the same industry or market.

     - exhibit good or improving fundamentals.

     - exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Small Cap Value Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market. In addition, value stocks and/or stocks of small-capitalization companies may underperform the market as a whole.

     RISKS OF SMALL-CAP STOCKS. Stocks of small-capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN REAL ESTATE SECURITIES FUND

OBJECTIVE

Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. The adviser will select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

     A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

     - equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation.

     - mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments.

     - hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

     The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in Real Estate Securities Fund include:

     RISKS OF COMMON STOCKS. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

     RISKS OF THE REAL ESTATE INDUSTRY. Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

     RISK OF REAL ESTATE INVESTMENT TRUSTS (REITS). There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

     RISKS OF NON-DIVERSIFICATION. The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN EMERGING MARKETS FUND

OBJECTIVE

Emerging Markets Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities of emerging markets issuers. Normally, the fund will invest in securities of issuers from at least six foreign countries.

     A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

     - those that have an emerging stock market (as defined by the International Financial Corporation).

     - those with low- to middle-income economies (according to the World Bank).

     - those listed in World Bank publications as "developing."

A company is considered to be an emerging markets issuer if any of the following apply:

     - its securities are principally traded in an emerging market (including Hong Kong and Singapore).

     - it derives at least 50% of its revenue from goods produced, sales made or services performed in emerging markets countries (including Hong Kong and Singapore).

     - it maintains 50% or more of its assets in one or more emerging markets countries (including Hong Kong and Singapore).

     - it is organized under the laws of, or has a principal office in, an emerging markets country (including Hong Kong and Singapore).

     In choosing investments for the fund, the fund's sub-adviser generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

     Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

     In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

MAIN RISKS

The main risks of investing in Emerging Markets Fund include:

     RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

     RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-adviser's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

     RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     RISKS OF SMALLER CAPITALIZATION COMPANIES. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

     RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-adviser's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

--------------------------------------------------------------------------------

FIRST AMERICAN INTERNATIONAL FUND

OBJECTIVE

International Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES

     Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

     - that are domiciled in countries other than the United States, or

     - that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

     Normally, the fund will invest in securities traded in at least three foreign countries. In choosing investments for the fund, the fund's sub-adviser generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

     Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

     In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

     To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS

The main risks of investing in International Fund include:

     RISKS OF EQUITY SECURITIES. Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry, or sector of the world market.

     RISKS OF INTERNATIONAL INVESTING. International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-adviser's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

     RISKS OF EMERGING MARKETS. The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

     RISKS OF SMALLER CAPITALIZATION COMPANIES. Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

     RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS. If the sub-adviser's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

     RISKS OF SECURITIES LENDING. The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FIRST AMERICAN PRIME OBLIGATIONS FUND

OBJECTIVE

Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES

     Prime Obligations Fund invests in high-quality short-term debt obligations, including:

     - securities issued by the U.S. government or one of its agencies or instrumentalities.

     - U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances).

     - commercial paper.

     - non-convertible corporate debt securities.

     - loan participation interests.

     - repurchase agreements for the securities in which the fund may invest.

     When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

     Under normal market conditions, portfolio managers will only purchase (and hold) securities in the fund if they are rated in the top short-term rating category, for example, a rating of A-1 or a rating of Prime-1. If the rating of a security is reduced below the top short-term rating category after purchase, portfolio managers will make every attempt to sell the security. The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks, and foreign corporations.

MAIN RISKS

The main risks of investing in Prime Obligations Fund include:

     - Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of your investment to decline.

     - The level of income you receive from the fund will be affected by movements in short-term interest rates.

     - Foreign securities in which the fund invests, although dollar-denominated, may present some additional risk. Political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.

     INVESTMENT ADVISORY SERVICES. Asset Management serves as investment adviser to the Firstar Fund and will continue to serve as investment adviser to the FASF Fund upon consummation of the Reorganization. (Prior to the consolidation of FAAM and FIRMCO into Asset Management on May 2, 2001, FIRMCO served as investment adviser to the Firstar Fund.).

     The following table shows the contractual investment advisory fee ratios for the Firstar Fund and the FASF Fund. The table also shows the respective investment advisory fee rates paid to the investment adviser after taking into account contractual fee waivers for the Firstar Fund. The fees for the Firstar Fund are as of March 31, 2001. The fees for the FASF Fund (both before and after waivers) represent the pro forma annualized advisory fees based upon fee arrangements that will be in place upon consummation of the Reorganization.

                                    TABLE IV
                      INVESTMENT ADVISORY FEE INFORMATION

                                                                                      ADVISORY FEES
                                                                                  BEFORE/AFTER WAIVERS
                          ADVISORY FEES                                          (PRO FORMA AFTER GIVING
                       BEFORE/AFTER WAIVERS                                   EFFECT TO THE REORGANIZATION)
                       --------------------                                   -----------------------------
Firstar Fund.........     0.75%/0%                     FASF Fund............       0.25%/0%

     In addition to the compensation stated above, Asset Management is entitled to 4/10ths of the gross income earned by the Firstar Fund on each loan of its portfolio securities, excluding capital gains or losses, if any. Also, in connection with lending its portfolio securities, the underlying fund pays administrative and custodial fees to U.S. Bank which are equal to 40% of the underlying fund's income from these securities lending transactions.

  ADMINISTRATION AGREEMENTS

     Firstar has entered into an Administration Agreement with Firstar Mutual Fund Services, LLC ("FMFS"). Under the Administration Agreement, FMFS provides various administrative, accounting and corporate secretarial services to the Firstar Fund. FMFS is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of Firstar's first $2 billion of average aggregate daily net assets, plus 0.10% of Firstar's average aggregate daily net assets in excess of $2 billion.

     FASF has entered into an Administration Agreement with U.S. Bank National Association. Under the Administration Agreement, U.S. Bank National Association provides various administrative, accounting and corporate secretarial services to the FASF Fund. U.S. Bank National Association is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.12% of the first $8 billion of the combined average aggregate daily net assets of the open-end mutual funds of FASF, FAIF, FAF and First American Insurance Portfolios, Inc. (together, the "First American Fund Family"), plus 0.105% of the First American Fund Family's combined average aggregate daily net assets in excess of $8 billion.

     Effective at the time of the Reorganization, FASF will enter into an Administration Agreement with Asset Management and FMFS. Under the Administration Agreement, Asset Management and FMFS (together, the "Co-Administrators") will provide various administrative, accounting, transfer agency and corporate secretarial services to the FASF Fund. The Co-Administrators will be entitled to receive a fee for their administrative services, computed daily and payable monthly, based on the combined average daily net assets of the First American Fund Family and on the following fee schedule:

FIRST AMERICAN FUND FAMILY ASSETS
UNDER MANAGEMENT (IN BILLIONS)                             FEE SCHEDULE
---------------------------------                          ------------
First $8 billion.........................................       .10%
Next $17 billion.........................................     .0925%
Next $25 billion.........................................      .085%
Assets over $50 billion..................................      .075%

     FASF will be charged an administrative fee calculated by multiplying the total of all First American Fund Family assets under management by the above fee schedule. The product of such calculation is then multiplied by a fraction, the numerator of which will be FASF's total assets and the denominator of which will be the total assets of the First American Fund Family. FASF's total administrative fee will then be allocated among each share class of the FASF Fund proportionally based on net asset value ("NAV") per share.

  OTHER SERVICE PROVIDERS FOR THE FIRSTAR FUND AND THE FASF FUND

     FASF and Firstar have different administrators, transfer agents, custodians, distributors and independent accountants. Upon completion of the Reorganization, FASF plans to engage Quasar Distributors, LLC as FASF's distributor, Asset Management and FMFS as FASF's co-administrators and FMFS as FASF's transfer agent (as part of the Co-Administration Agreement). In all cases, the types of services provided to the Funds under these service arrangements are substantially similar.

                                    TABLE V

                                                      FASF                       FASF
                          FIRSTAR              PRE-REORGANIZATION         POST-REORGANIZATION
                          -------              ------------------         -------------------
Distributor       Quasar Distributors,       SEI Investments            Quasar Distributors,
                  LLC                        Distribution Co.           LLC

Administrator     Firstar Mutual Fund        U.S. Bank National         Asset Management and
                  Services, LLC              Association                Firstar Mutual Fund
                                                                        Services, LLC

Transfer Agent    Firstar Mutual Fund        U.S. Bank National         Firstar Mutual Fund
                  Services, LLC              Association                Services, LLC

Custodian         Firstar Bank, N.A.         U.S. Bank National         U.S. Bank National
                                             Association                Association

Independent       PricewaterhouseCoopers     Ernst & Young, LLP         Ernst & Young, LLP
Accountants       LLP

  SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR FIRSTAR

     INSTITUTIONAL SHARES. The Firstar Fund offers Institutional Shares. Institutional Shares are offered at net asset value without the imposition of a front-end sales load at the time of purchase or a contingent deferred sales charge ("CDSC") at the time of redemption.

     Y SHARES. The Firstar Fund offers Y Shares. Y Shares are offered at net asset value without the imposition of a front-end sales load at the time of purchase or a CDSC at the time of redemption.

     Firstar has adopted a Service Plan for Y Shares pursuant to which certain service organizations are entitled to receive fees from the Firstar Fund at an annual rate of up to 0.25% of the average daily net asset value of the Y Shares covered by their agreements for shareholder support services. Shareholder support services may include assisting investors in processing purchase, exchange and redemption requests; processing dividend and distribution payments from the Firstar Fund; providing information periodically to customers showing their positions in Y Shares; providing sub-accounting services; and forwarding sales literature and advertising.

  SALES LOAD, DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS FOR FASF

     CLASS Y SHARES. The FASF Fund offers Class Y Shares. Class Y Shares are sold at net asset value without the imposition of a front-end sales load at the time of purchase or a CDSC at the time of redemption. Class Y Shares are not subject to any 12b-1 (distribution) or shareholder servicing fees.

     CLASS S SHARES. The FASF Fund offers Class S Shares. Class S Shares are sold at net asset value without the imposition of a front-end sales load at the time of purchase or a CDSC at the time of redemption.

     Class S Shares are subject to a shareholder servicing fee up to 0.25% of the average daily net assets attributable to Class S Shares. The distributor can use the shareholder servicing fee to compensate investment professionals, participating institutions and "one stop" mutual fund networks (institutions) for providing ongoing shareholder services to shareholder accounts. The shareholder servicing fee may be used to provide ongoing service and/or maintenance of shareholder accounts including administrative or accounting services.

  SHAREHOLDER TRANSACTIONS AND SERVICES OF THE FIRSTAR FUND AND THE FASF FUND

     This section compares the shareholder transactions and services of the Firstar Fund and the FASF Fund.

     A. Purchase Policies

     The following chart compares the existing purchase policies of the FASF Fund and the Firstar Fund.

                                       FIRSTAR FUND:                      FASF FUND:
                                 Y AND INSTITUTIONAL SHARES       CLASS S AND CLASS Y SHARES
                                 --------------------------       --------------------------
Minimum Initial Investment                  None                      None

                                        FIRSTAR FUND:                    FASF FUND:
                                 Y AND INSTITUTIONAL SHARES      CLASS S AND CLASS Y SHARES
                                 --------------------------      --------------------------
Minimum Subsequent Investments              None                      None

                                       FIRSTAR FUND:                     FASF FUND:
                                Y AND INSTITUTIONAL SHARES       CLASS S AND CLASS Y SHARES
                                --------------------------       --------------------------
Purchase Methods               Purchases are effected           Follow established procedures
                               pursuant to a customer's         of customer's financial
                               account at Firstar Bank, N.A.    institution. Purchases must
                               Trust Department or at           be paid by wire transfer.
                               another chosen institution or
                               broker-dealer pursuant to
                               procedures established in
                               connection with the
                               requirements of the account.

     B. Redemption Procedures

                                       FIRSTAR FUND:                     FASF FUND:
                                Y AND INSTITUTIONAL SHARES       CLASS S AND CLASS Y SHARES
                                --------------------------       --------------------------
Through a broker-dealer,                    Yes                              Yes
  other financial
  organization, or
  shareholder organization
By mail, telephone, wire or    Follow established procedures    Follow established procedures
  internet                        of customer's financial          of customer's financial
                                       institution.                     institution.
By systematic withdrawal plan               No                               No
Checkwriting feature                        No                               No

     C. Share Exchanges

                                       FIRSTAR FUND:                     FASF FUND:
                                Y AND INSTITUTIONAL SHARES       CLASS S AND CLASS Y SHARES
                                --------------------------       --------------------------
Through a broker-dealer,                    Yes                              Yes
  other financial
  organization, or
  shareholder organization
By mail/By telephone           Follow established procedures    Follow established procedures
                                  of customer's financial          of customer's financial
                                       institution.                     institution.
Minimum                                   $1,000                Follow established procedures
                                                                   of customer's financial
                                                                        institution.

     More Information about Exchanging Shares

     Firstar Fund

     Generally, either share class of the Firstar Fund is exchangeable for the same share class of another Firstar investment portfolio, provided you are eligible to purchase that share class or Fund at the time of the exchange. In addition, Y Shares of a non-money market fund are exchangeable for Institutional Shares of a money market fund.

     FASF Fund

     Generally, either share class of the FASF Fund is exchangeable for the same share class of another First American investment portfolio, provided you are eligible to purchase that share class or Fund at the time of the exchange.

     D. Pricing of Shares for the FASF Fund and the Firstar Fund

     The price per share (the offering price) will be the NAV next determined after a Fund receives your purchase order.

     For processing purchase and redemption orders, the NAVs per share of the Firstar Fund and the FASF Fund are calculated each business day at 3:00 p.m. Central Time.

     NAV for the FASF Fund and the Firstar Fund is determined on any day that the New York Stock Exchange (the "Exchange") is open for business.

     An investor's order for the purchase of shares is priced at the next NAV calculated after the order is received. An investor's order for redemption of shares is priced at the next NAV calculated after the shares are properly tendered for redemption.

     E. Dividends

     Dividends for the Firstar Fund are declared and paid annually. Dividends for the FASF Fund are declared and paid monthly. Both the Firstar Fund and the FASF Fund distribute their net capital gains to shareholders at least annually.

     SHARE STRUCTURE. Both Firstar and FASF are registered as open-end management investment companies under the 1940 Act. Currently, Firstar offers thirty-four funds, thirty-three of which are involved in the First American Funds reorganizations. FASF currently offers four and will offer five immediately after the Reorganization.

     Firstar was organized as a Wisconsin corporation on February 15, 1988 and is subject to the provisions of its Articles of Incorporation and By-Laws. FASF was organized as a Minnesota corporation on June 19, 1996 and is subject to the provisions of its Articles of Incorporation and By-Laws. Firstar's Articles of Incorporation authorizes the Board of Directors to issue an indefinite number of shares of common stock with a par value of $.0001 per share and to classify and reclassify any particular class of shares into one or more additional series of shares. FASF's Articles of Incorporation authorizes the Board of Directors to issue full and fractional shares of capital stock ($.01 par value per share) and classify or reclassify any unissued shares into a class or series. In general, the charter documents governing Firstar are similar to those documents governing FASF. Although the rights of a shareholder of a Wisconsin corporation may vary in certain respects from the rights of a shareholder of a Minnesota corporation, the attributes of a share of common stock of each corporation are comparable, and shares of both are entitled to one vote per share held and fractional votes for fractional shares held, and will vote in the aggregate and not by portfolio or class except as otherwise required by law or when class voting is permitted by its Board.

     Information about the dividend and distribution policies of both the Firstar Fund and FASF Fund can be found in "Shareholder Transactions and Services of the Firstar Fund and the FASF Fund."

                                 VOTING MATTERS

     GENERAL INFORMATION. The Board of Directors of Firstar is furnishing this Proxy Statement/Prospectus in connection with the solicitation of proxies for the Special Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of Firstar may also solicit proxies by telephone or otherwise. In this connection, Firstar has retained ADP Proxy Services ("ADP") and Georgeson Shareholder Communications Inc. ("Shareholder Communications") to assist in the solicitation of proxies for the Reorganization. Shareholders may vote (1) by mail by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope, (2) by touch-tone voting or (3) by on-line voting. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Firstar a written notice of revocation or a subsequently executed proxy or by attending the Special Meeting and voting in person. As the Special Meeting date approaches, shareholders of the Firstar Fund may receive a telephone call from a representative of Shareholder Communications if their votes have not yet been received. Authorization to permit ADP or Shareholder Communications to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Firstar Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Directors believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the Shareholder Communications representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy materials in the mail. If the information solicited agrees with the information provided to Shareholder Communications, then the Shareholder Communications representative has the responsibility to explain the process, to read the proposals on the proxy card, and ask for the shareholder's instructions on the proposal. The Shareholder Communications representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth on the proxy statement. Shareholder Communications will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Shareholder Communications immediately if his or her instructions are not correctly reflected in the confirmation.

     Any expenses incurred as a result of hiring ADP, Shareholder Communications or any other proxy solicitation agent will be borne by U.S. Bancorp or its affiliates. It is anticipated that the cost associated with using a proxy solicitation agent will be approximately $45,000 for the thirty-three Firstar investment portfolios involved in the First American Funds reorganizations.

     Only shareholders of record at the close of business on June 22, 2001 will be entitled to vote at the Special Meeting. On that date, the following Firstar shares were outstanding and entitled to be voted:

                                SHARES OUTSTANDING
        FIRSTAR FUND           AND ENTITLED TO VOTE
        ------------           --------------------
Y Shares.....................         209,667
Institutional Shares.........       5,335,279

     Each whole and fractional share of the Firstar Fund is entitled to a whole or fractional vote as the case may be.

     If an accompanying proxy is executed and returned in time for the Special Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Special Meeting.

     SHAREHOLDER AND BOARD APPROVALS. The Reorganization is being submitted for approval at the Special Meeting of Firstar's shareholders pursuant to Firstar's Articles of Incorporation and By-Laws, and was unanimously approved by Firstar's Board of Directors at a meeting held on April 26, 2001 and ratified on May 22, 2001. The Firstar Board of Directors has conclusively determined that the reorganization of each investment portfolio of Firstar affects only the interests of the shareholders of that Firstar investment portfolio. Accordingly, the shareholders of each Firstar investment portfolio will vote only to approve or withhold the approval of the reorganizations of the Firstar investment portfolios for which they are shareholders and not the reorganizations of the Firstar investment portfolios for which they are not shareholders. If a quorum exists with respect to proposal one, the reorganization of the Firstar Fund is approved if the votes cast within the Firstar Fund favoring the Reorganization exceed the votes cast within the Firstar Fund opposing the Reorganization.

     The Reorganization Agreement provides that in the event the Reorganization is approved with respect to less than all of the Firstar investment portfolios, the failure of one Firstar investment portfolio to consummate the transactions contemplated by the reorganizations of all of the Firstar investment portfolios shall not affect the consummation or validity of a reorganization with respect to any other Firstar investment portfolio provided that holders of more than 50% of all of the outstanding shares entitled to vote of the Firstar investment portfolios voting in the aggregate have approved the sale of substantially all of the assets of Firstar and the subsequent dissolution of Firstar.

     The reorganization of the thirty-three Firstar investment portfolios will constitute a sale of substantially all of the assets of Firstar. Wisconsin law provides that such a sale cannot be consummated without the approval of the holders of more than 50% of all of the outstanding shares entitled to vote of the Firstar investment portfolios voting in the aggregate. The consummation of the transactions contemplated by the reorganization agreements will constitute the dissolution of Firstar. Wisconsin law requires that the dissolution be approved by the holders of more than 50% of all of the outstanding shares entitled to vote of the Firstar investment portfolios voting in the aggregate.

     The vote of the shareholders of FASF is not being solicited, since their approval or consent is not necessary to effect the Reorganization.

     PRINCIPAL SHAREHOLDERS. As of June 22, 2001, the officers and Directors of Firstar as a group owned or controlled less than 1% of the Firstar Fund's outstanding shares. Table VI shows the name, address and share ownership of each person known to Firstar to have beneficial or record ownership with respect to 5% or more of a class of the Firstar Fund as of June 22, 2001.

                                    TABLE VI

                                                                              PRO FORMA
                           CLASS; AMOUNT OF        PERCENTAGE   PERCENTAGE    PERCENTAGE
                             SHARES OWNED;          OF CLASS     OF FUND       OF FUND
  NAME AND ADDRESS         TYPE OF OWNERSHIP         OWNED        OWNED      POST CLOSING
--------------------  ---------------------------  ----------   ----------   ------------
Firstar Bank, NA      Institutional; 2,776,831;       100%          50%           50%
425 Walnut St         Record
Cincinnati, OH 45202
Firstar Bank, NA      Y; 2,731,570;                   100%          49%           49%
425 Walnut St         Record
Cincinnati, OH 45202

     The FASF Fund had not commenced investment operations as of June 22, 2001 and, accordingly, no person owned 5% or more of any such FASF.

     For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class of shares, or is identified as the holder of record of more than 25% of a class of shares and has voting and/or investment power, it may be presumed to control such class.

     FASF and Firstar have been advised by Firstar Bank, N.A., an affiliate of Asset Management, that (1) with respect to the shares of the Firstar Fund ERISA account over which Firstar Bank, N.A. has voting power, such shares may be voted by one or more independent fiduciaries and (2) with respect to the shares of the Firstar Fund non-ERISA account over which Firstar Bank, N.A. has voting power, such shares may be voted by Firstar Bank, N.A. itself in its capacity as fiduciary.

     QUORUM. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present at the Special Meeting but sufficient votes to approve the proposals are not received by the Firstar Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any adjourned session or sessions may be held after the date set for the original Special Meeting without notice except announcement at the Special Meeting, but under Wisconsin law, not more than 120 days after the original date for the Special Meeting. Any such adjournment(s) will require that the votes cast for adjournment exceed the votes cast against adjournment by those shares that are represented at the Special Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

     A quorum with respect to proposal one is constituted by the presence in person or by proxy of the holders of more than 50% of the shares of such Fund entitled to vote at the Special Meeting. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions but not broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), will be treated as shares that are present at the Special Meeting but which have not been voted. With respect to proposal one, for purposes of obtaining the requisite approval, abstentions and broker "non-votes" will not be counted as votes cast favoring or opposing the action. With respect to proposal two, a quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the shares of all of the Firstar Funds entitled to vote at the Special Meeting. Abstentions and broker "non-votes" will have the effect of a "no vote" for purposes of obtaining the requisite approval of proposal two.

     DISSENTERS' RIGHT OF APPRAISAL. Under the Wisconsin Business Corporation Law, Firstar Fund shareholders are entitled to assert dissenters' rights in connection with the Reorganization and obtain payment of the "fair value" of their shares, provided that they comply with the requirements of Wisconsin law. A copy of the relevant provisions of Wisconsin law is attached as Appendix II. Notwithstanding the provisions of Wisconsin law, the SEC staff has taken the position that the use of state appraisal procedures by an investment company would be in violation of the forward pricing rule (Rule 22c-1) of the 1940 Act. The forward pricing rule states that no investment company may redeem its shares other than at the net asset value next computed after a receipt of a request for redemption. The SEC staff has taken the position that Rule 22c-1 supersedes the appraisal provisions in state statutes. In the interests of ensuring equal valuation for all shareholders, Firstar will adhere to the SEC staff's position that the right of appraisal under state law is superseded by the forward pricing rule (Rule 22c-1) of the 1940 Act. Firstar shareholders, however, have the right to redeem from a Firstar Fund their shares at net asset value until 3:00 p.m. (Central Time) on the day before the Effective Time of the Reorganization. Shareholders whose redemption requests are received after 3:00 p.m. Central Time on the day before the Effective Time of the Reorganization will have their redemption requests executed on the next business day, and as a result will be reorganized into the FASF Fund and then redeemed out of such Fund at net asset value. Thereafter shareholders may redeem from FASF the shares acquired by them in the Reorganization at net asset value subject to the forward pricing requirements of the Rule 22c-1 of the 1940 Act. If any Firstar shareholder elects to exercise dissenters' rights under Wisconsin law, Firstar intends to submit this question to a court of competent jurisdiction. In that event, a dissenting shareholder would not receive any payment until the end of the court proceeding.

     ANNUAL MEETINGS AND SHAREHOLDER MEETINGS. Neither Firstar nor FASF presently intends to hold annual meetings of shareholders for the election of Directors and other business unless otherwise required by the 1940 Act. Under certain circumstances, however, holders of at least 10% of the outstanding shares of either Firstar or FASF have the right to call a meeting of shareholders.

                 ADDITIONAL INFORMATION ABOUT FIRSTAR AND FASF

     Additional information about the Firstar Fund is included in its prospectus and statement of additional information dated March 1, 2001, as supplemented or revised through the date hereof, copies of which, to the extent not included herewith, may be obtained without charge by writing or calling Firstar at the address and telephone number set forth on the first page of this Proxy Statement/Prospectus. Firstar and FASF are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by Firstar and FASF can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of Firstar listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

     Information included in this Proxy Statement/Prospectus concerning Firstar and FASF was provided by Firstar and FASF, respectively.

                              FINANCIAL STATEMENTS

     The annual financial statements and financial highlights of the Firstar Fund for the period ended October 31, 2000 have been audited by PricewaterhouseCoopers LLP, independent accountants, to the extent indicated in their reports thereon, and have been incorporated by reference into the Statement of Additional Information to this Proxy Statement/Prospectus in reliance upon such reports given upon the authority of such firm as an expert in accounting and auditing.

                                 OTHER BUSINESS

     Firstar's Board of Directors knows of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is the intention of Firstar that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                             SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the FASF Fund in writing at the address(es), or by phone at the phone number(s), set forth on the cover page of this Proxy Statement/Prospectus.

                                     * * *

     SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE SPECIAL MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY VOTE ON-LINE OR BY TELEPHONE.

     FIRSTAR WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS OCTOBER 31, 2000 ANNUAL REPORTS AND APRIL 30, 2001 SEMI-ANNUAL REPORTS TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: FIRSTAR MUTUAL FUND SERVICES, LLC, 615 E. MICHIGAN STREET, P.O. BOX 3011, MILWAUKEE, WISCONSIN 53201-3011 OR BY TELEPHONE AT 1-800-677-FUND.

                                   APPENDIX I

                             AGREEMENT AND PLAN OF

                                 REORGANIZATION

                                 BY AND BETWEEN

                      FIRST AMERICAN STRATEGY FUNDS, INC.

                                      AND

                              FIRSTAR FUNDS, INC.

                            DATED AS OF JUNE 1, 2001

                               TABLE OF CONTENTS

                                                                    PAGE
                                                                    ----
 1.   Certain Definitions.........................................   I-1
 2.   The Reorganization..........................................   I-2
 3.   Calculations................................................   I-2
 4.   Valuation of Assets and Liabilities.........................   I-3
 5.   Valuation Time..............................................   I-3
 6.   Effective Time of the Reorganization........................   I-3
 7.   Termination of Firstar......................................   I-3
 8.   Certain Representations, Warranties, Covenants and
      Agreements of Firstar.......................................   I-4
 9.   Certain Representations, Warranties, Covenants and
      Agreements of FASF..........................................   I-6
10.   Shareholder Action on Behalf of the Firstar Fund............   I-7
11.   N-14 Registration Statement.................................   I-7
12.   FASF Conditions.............................................   I-8
13.   Firstar Conditions..........................................   I-9
14.   Tax Opinion.................................................  I-10
15.   Tax Documents...............................................  I-11
16.   Further Assurances..........................................  I-11
17.   Termination of Representations and Warranties...............  I-11
18.   Termination of Agreement....................................  I-11
19.   Amendment and Waiver........................................  I-12
20.   Governing Law...............................................  I-12
21.   Successors and Assigns......................................  I-12
22.   Beneficiaries...............................................  I-12
23.   Notices.....................................................  I-12
24.   Expenses....................................................  I-13
25.   Entire Agreement............................................  I-13
26.   Counterparts................................................  I-13
27.   Failure of One Fund to Consummate the Transactions..........  I-13
28.   No Brokers or Finders.......................................  I-13
29.   Validity....................................................  I-13
30.   Effect of Facsimile Signature...............................  I-13
31.   Headings....................................................  I-13
32.   FASF Liability..............................................  I-13
33.   Firstar Liability...........................................  I-13

                      AGREEMENT AND PLAN OF REORGANIZATION

     This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the 1st day of June, 2001, by First American Strategy Funds, Inc., a Minnesota corporation ("FASF"), and Firstar Funds, Inc. ("Firstar"), a Wisconsin corporation.

                                   BACKGROUND

     WHEREAS, each of the parties hereto is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, Firstar offers, among other investment portfolios, the Global Equity Fund (the "Firstar Fund");

     WHEREAS, FASF has recently organized, or will soon organize, the FASF Strategy Global Growth Allocation Fund (the "FASF Fund");

     WHEREAS, each of the parties hereto desires, upon the terms and subject to the conditions set forth herein, to enter into and perform the reorganization described herein (the "Reorganization"), pursuant to which, among other things, at the respective times hereinafter set forth, (1) the Firstar Fund shall transfer substantially all of its respective Assets (as hereinafter defined), subject to substantially all of its respective Liabilities (as hereinafter defined), to the FASF Fund, in exchange for Class S or Class Y Shares issued by the FASF Fund (the shares issued to the Firstar Fund by the FASF Fund in exchange for substantially all of the Assets, subject to substantially all of the Liabilities, of the FASF Fund in connection with the Reorganization, collectively, "FASF Fund Shares"), and (2) the Firstar Fund shall then distribute to its shareholders of record, the FASF Fund Shares received by or on behalf of the Firstar Fund;

     WHEREAS, the Firstar Board of Directors has conclusively determined that the reorganization of each investment portfolio of Firstar affects only the interests of the shareholders of that Firstar investment portfolio;

     WHEREAS, each of the parties intends that the Reorganization of the Firstar Fund shall be separate from the reorganization of any other investment portfolios of Firstar;

     WHEREAS, each of the parties intends that the FASF Fund will have nominal assets and liabilities before the Reorganization and will continue the investment operations of the Firstar Fund; and

     WHEREAS, the parties intend that in connection with the Reorganizations (hereinafter defined), Firstar shall sell substantially all of its assets and be deregistered and dissolved as described in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. CERTAIN DEFINITIONS.  As used herein,

     (a) The term "Assets" shall mean all property and assets of every description and of any nature whatsoever including, without limitation, cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown, accrued or unaccrued), receivables (including dividend and interest receivables), deferred or prepaid expenses, good will and other intangible property, books and records, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay any unpaid dividends and distributions as provided in Section 2(d) hereof.

     (b) The term "Liabilities" shall mean all existing and future liabilities and obligations of any nature, whether accrued, absolute, contingent or otherwise, including, with respect to Firstar and the Firstar Fund, any obligation to indemnify Firstar's current Directors, acting in their capacities as such, to the fullest extent permitted by law and Firstar's Articles of Incorporation and Bylaws, in each case as in effect as of the date of this Agreement.

     2. THE REORGANIZATION.

     (a) At the Effective Time of the Reorganization (as hereinafter defined),
(i) the Firstar Fund shall transfer, assign and convey to the FASF Fund substantially all of the Assets, subject to substantially all of the Liabilities, of the Firstar Fund, and (ii) the FASF Fund shall accept all such Assets and assume all such Liabilities, such that at and after the Effective Time of the Reorganization (as hereinafter defined): (A) substantially all of the Assets of the Firstar Fund shall become and be Assets of the FASF Fund, (B) substantially all of the Liabilities of the Firstar Fund shall become and be liabilities of, and shall attach to, the FASF Fund, and (C) such Liabilities of the Firstar Fund may thenceforth be enforced only against the FASF Fund to the same extent as if such Liabilities had been incurred by the FASF Fund, subject to any defense and/or set off that Firstar or the Firstar Fund was entitled to assert immediately prior to the Effective Time of the Reorganization (as hereinafter defined) with respect to any such Liability, and subject to any defense and/or set off that FASF or the FASF Fund may from time to time be entitled to assert against the creditor thereof.

     (b) In exchange for the transfer of substantially all of the Assets of the Firstar Fund to the FASF Fund as provided in paragraph (a) above, the FASF Fund shall assume substantially all of the Liabilities of the Firstar Fund as provided in paragraph (a) above and shall also simultaneously issue, at the Effective Time of the Reorganization (as hereinafter defined), to the Firstar Fund, the number of full and fractional (to the third decimal place) FASF Fund Shares of each class of the FASF Fund, determined and adjusted as provided in
Section 3 hereof.

     (c) Immediately upon receipt of the FASF Fund Shares in accordance with paragraph (b) above, the Firstar Fund shall distribute, in complete liquidation, pro rata to the shareholders of record of the Firstar Fund at the Effective Time of the Reorganization (as hereinafter defined) (such shareholders of record of the Firstar Fund as of such time, collectively, the "Recordholders"), the FASF Fund Shares that have been so received as follows:

          (1) Recordholders of Y Shares and Institutional Shares of the Firstar Fund shall be credited with full and fractional Class S Shares and Class Y Shares, respectively, of the FASF Fund; and

          (2) In addition, each Recordholder of the Firstar Fund shall have the right to receive any unpaid dividends or other distributions which were declared with respect to his/her or its shares of the Firstar Fund before the Effective Time of the Reorganization (as hereinafter defined).

     (d) At the Effective Time of the Reorganization (as hereinafter defined), each shareholder of record of the Firstar Fund as of the record date (the "Distribution Record Date") with respect to any unpaid dividends and other distributions that were declared before the Effective Time of the Reorganization (as hereinafter defined) shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Firstar Fund that such person held on the Distribution Record Date.

          (1) Promptly upon receipt of instructions from Firstar delivered pursuant to this paragraph (d), FASF shall, in accordance with such instructions, record on its books the ownership, by the Recordholders, of the number and type of FASF Fund Shares distributed to such Recordholders.

     (e) Firstar shall promptly cancel on its books all of the shares (including, without limitation, any treasury shares) of the Firstar Fund that has liquidated as provided in paragraph (c) above, and any such shares issued and outstanding prior to such cancellation shall thereafter represent only the right to receive the FASF Fund Shares issued to the Firstar Fund in accordance with paragraph (b) above.

     (f) Upon completion of the tasks required by paragraphs (a) through (e) above, the transfer books of Firstar with respect to the Firstar Fund shall be permanently closed.

     3. CALCULATIONS.

     (a) The number of each class of FASF Fund Shares issued to the Firstar Fund pursuant to Section 2(b) hereof will be determined as follows: the value (determined as of the Valuation Time (as hereinafter defined)) of the Firstar Fund's Assets that are conveyed, less the Liabilities that are assumed, at the Effective

Time of the Reorganization (as hereinafter defined) and that are attributable to either Y Shares or Institutional Shares of the Firstar Fund shall be divided by the net asset value of one Class S Share or Class Y Share, respectively, of the FASF Fund that is to be delivered with respect thereto.

     (b) The net asset value of each class of the FASF Fund Shares shall be computed at the Valuation Time (as hereinafter defined) in the manner set forth in the FASF Fund's then current prospectus under the Securities Act of 1933, as amended (the "1933 Act"). The net asset value of shares of each class of the Firstar Fund shall be computed at the Valuation Time (as hereinafter defined) in the manner set forth in the Firstar Fund's then current prospectus under the 1933 Act.

     4. VALUATION OF ASSETS AND LIABILITIES. The value of the Firstar Fund's Assets and Liabilities shall be the value of such Assets and Liabilities computed as of the time at which its net asset value is calculated at the Valuation Time (as hereinafter defined). The value of the Firstar Fund Assets and Liabilities to be transferred to the FASF Fund shall be computed by Firstar and shall be subject to adjustment by the amount, if any, agreed to by Firstar and the Firstar Fund and FASF and the FASF Fund. In determining the value of the securities transferred by the Firstar Fund to the FASF Fund, each security shall be priced in accordance with the pricing policies and procedures of the Firstar Fund as described in its then current prospectus(es) and statement of additional information. For such purposes, price quotations and the security characteristics relating to establishing such quotations shall be determined by Firstar, provided that such determination shall be subject to the approval of FASF. FASF and Firstar agree to use all commercially reasonable efforts to resolve, prior to the Valuation Time (as hereinafter defined), any material pricing differences between the prices of portfolio securities determined in accordance with the pricing policies and procedures of the FASF Fund and those determined in accordance with the pricing policies and procedures of the Firstar Fund.

     5. VALUATION TIME. The valuation time with respect to the FASF Fund and the Firstar Fund shall be 4:00 p.m., Eastern Time, on September 27, 2001, or such earlier or later date and time as may be mutually agreed in writing by an authorized officer of each of the parties (the "Valuation Time"). Notwithstanding anything herein to the contrary, in the event that at the Valuation Time, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of FASF or Firstar, accurate appraisal of the value of the net assets of the FASF Fund or the Firstar Fund is impracticable, such Valuation Time shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the FASF Fund and the Firstar Fund is practicable in the judgment of FASF and Firstar.

     6. EFFECTIVE TIME OF THE REORGANIZATION. Delivery by the Firstar Fund of its Assets to the FASF Fund, delivery by the FASF Fund of its FASF Fund Shares to the Firstar Fund, and the liquidation of the Firstar Fund pursuant to Section 2 hereof, shall occur at the opening of business on the next business day following the Valuation Time (or on such other date following the Valuation Time as is agreed to in writing by an authorized officer of each of the parties). The date and time at which the above-described actions are taken shall be the "Effective Time of the Reorganization." To the extent any Assets of the Firstar Fund are, for any reason, not transferred at the Effective Time of the Reorganization, Firstar shall cause such Assets to be transferred in accordance with this Agreement at the earliest practicable date thereafter.

     7. TERMINATION OF FIRSTAR. Subject to the provisions of Section 27 hereof, promptly following the consummation of the Reorganization contemplated hereby and the consummation of each of the reorganizations between Firstar and First American Investment Funds, Inc. and Firstar and First American Funds, Inc. (collectively, the "Reorganizations"), Firstar shall file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that Firstar has ceased to be an investment company; provided that until such order is granted, Firstar shall continue to comply with all of its obligations as a registered investment company under the 1940 Act and under any and all other applicable state and federal securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Firstar shall, promptly after the consummation of the Reorganizations, file any final regulatory reports, including, but not limited to, any Form N-SAR and Rule 24f-2 Notice, with respect to the Firstar Fund. All reporting and other obligations of Firstar shall remain the exclusive responsibility of Firstar up to and including the date on which Firstar is deregistered and dissolved. In addition, subject to the provisions of Section 27 hereof, promptly following the consummation of the Reorganizations, Firstar shall take all other steps necessary and proper to effect its complete dissolution. Without limiting the generality of the foregoing, (a) the affairs of Firstar shall be immediately wound up, its contracts discharged and its business liquidated; and (b) at an appropriate time as determined by Firstar, upon the advice of counsel, Firstar shall file Articles of Dissolution with the Department of Financial Institutions of the State of Wisconsin and any other documents required to dissolve Firstar under Wisconsin law.

     8. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF FIRSTAR. Firstar, on behalf of itself and the Firstar Fund, represents, warrants, covenants and agrees as follows:

          (a) Firstar is a corporation duly organized and validly existing under the laws of the State of Wisconsin.

          (b) Firstar is duly registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect as of the date hereof.

          (c) Firstar has the power to own all of its Assets and, subject to the approval of shareholders referred to in Section 10 hereof, to carry out and consummate the transactions contemplated herein. Firstar has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and, upon receipt by Firstar of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by Firstar, and represents the legal, valid and binding obligation of Firstar, enforceable against Firstar in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 33 of this Agreement, may not be enforceable. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated by this Agreement will not, violate Firstar's Articles of Incorporation or Bylaws or any other organizational document of Firstar or any material agreement, contract or other arrangement to which Firstar is a party or by which Firstar or its properties or Assets may be bound, subject or affected.

          (e) The Firstar Fund has elected to qualify, and has qualified as of and since its first taxable year, as a regulated investment company under
     Part I of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code of 1986, as amended (the "Code"), and the Firstar Fund currently qualifies, and shall continue to qualify, as a regulated investment company under such Part for its taxable year that includes the date on which the Effective Time of the Reorganization occurs.

          (f) All federal, state, local and foreign income, profits, franchise, sales, withholding, customs, transfer and other taxes, including, without limitation, interest, additions to tax, and penalties thereon (collectively, "Taxes"), that relate to the Assets of Firstar or of the Firstar Fund, and that are either due or properly shown to be due on any return filed by Firstar or by the Firstar Fund have been (or as of the Effective Time of the Reorganization shall have been) fully and timely paid or provided for; and, to Firstar's knowledge, there are no levies, liens, or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of Firstar (or with respect to any Assets of the Firstar Fund).

          (g) All federal and other tax returns and reports of Firstar and the Firstar Fund required by law to be filed on or before the Effective Time of the Reorganization, have been or will be filed in a timely manner, and all federal and other taxes owed by Firstar on behalf of the Firstar Fund, have been or will be timely paid so far as due, and to the best of Firstar's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) The financial statements of the Firstar Fund for its fiscal year ended October 31, 2000, examined by PricewaterhouseCoopers LLP, and the unaudited financial statements of the Firstar Fund for its six-month period ended April 30, 2001, copies of which have been previously furnished to FASF, present fairly and in conformity with generally accepted accounting principles consistently applied (i) the financial condition of the Firstar Fund as of the dates indicated therein and (ii) the results of operations of the Firstar Fund for the periods indicated.

          (i) Prior to or as of the Valuation Time, the Firstar Fund shall have declared a dividend or dividends, with a record date and ex-dividend date prior to or as of the Valuation Time, which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its net investment company income, if any, for the taxable periods or years ended on or before October 31, 2000 and for the period from said date to and including the Effective Time of the Reorganization (computed without regard to any deduction for dividends paid), and all of its net capital gain, if any, realized in taxable periods or years ended on or before October 31, 2000 and in the period from said date to and including the Effective Time of the Reorganization.

          (j) At the Valuation Time and the Effective Time of the
     Reorganization, all Liabilities of the Firstar Fund which are required to be reflected in the net asset value per share of shares of the Firstar Fund in accordance with applicable law are reflected in the net asset value per share of the Firstar Fund.

          (k) To Firstar's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving Firstar or the Firstar Fund which could result in liability on the part of Firstar or the Firstar Fund.

          (l) Subject to the approval of shareholders referred to in Section 10 hereof, at both the Valuation Time and the Effective Time of the Reorganization, Firstar, on behalf of the Firstar Fund, shall have full right, power and authority to sell, assign, transfer and deliver the Assets of the Firstar Fund. Upon delivery and payment for the Assets of the Firstar Fund as contemplated in Section 2(b) above, the FASF Fund shall acquire good and marketable title to the Assets of the Firstar Fund free and clear of all liens and encumbrances, and subject to no restrictions on the ownership or transfer thereof (except as imposed by federal or state securities laws).

          (m) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation by Firstar and by the Firstar Fund of the transactions contemplated by this Agreement, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (n) On the effective date of the N-14 Registration Statement (as hereinafter defined), at the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the registration statement filed by FASF on Form N-14 relating to the shares of the FASF Fund that will be registered with the SEC pursuant to this Agreement, together with any and all supplements and amendments thereto and the documents contained or incorporated therein by reference, as supplemented and amended, including, without limitation, the proxy statement of Firstar and the prospectuses of Firstar and FASF with respect to the transactions contemplated by this Agreement (such registration statement, together with such supplements and amendments and the documents contained therein or incorporated therein by reference, as supplemented and amended, the "N-14 Registration Statement") shall with respect to Firstar and the Firstar Fund: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (o) All of the issued and outstanding shares of the Firstar Fund have been duly and validly issued, are fully paid and non-assessable (except as otherwise provided by Section 180.0622(2)(b) of the

     Wisconsin Business Corporation Law), and were offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). All shares of the Firstar Fund issued on or after the date hereof shall be duly and validly issued, fully paid and non-assessable (except as otherwise provided by Section 180.0622(2)(b) of the Wisconsin Business Corporation Law) and offered for sale and sold in conformity with all applicable federal and state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). No shareholder of the Firstar Fund has, or will hereafter have, any statutory or contractual preemptive right of subscription or purchase in respect of any shares of the Firstar Fund.

          (p) Firstar shall not sell or otherwise dispose of the FASF Fund Shares received in the transactions contemplated herein, except in distribution to the Recordholders as contemplated herein.

     9. CERTAIN REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF FASF. FASF, on behalf of itself and the FASF Fund, represents, warrants, covenants and agrees as follows:

          (a) FASF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota.

          (b) FASF is duly registered with the SEC as an open-end, management investment company under the 1940 Act and such registration is in full force and effect as of the date hereof.

          (c) FASF has the power to own all of its Assets to carry out and consummate the transactions contemplated herein. FASF has all necessary federal, state and local authorizations, licenses and approvals necessary or desirable to carry on its business as such business is now being conducted and, upon receipt by FASF of an exemptive order under Section 17 of the 1940 Act, to consummate the transactions contemplated by this Agreement.

          (d) This Agreement has been duly and validly authorized, executed and delivered by FASF, and represents the legal, valid and binding obligation of FASF, enforceable against FASF in accordance with the terms hereof, subject as to enforcement to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles and provided that the provisions of this Agreement intended to limit liability for particular matters to an investment portfolio and its assets, including but not limited to Section 32 of this Agreement, may not be enforceable. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of FASF or any other organizational document of FASF, or any material agreement, contract or other arrangement to which FASF is a party or by which FASF or its properties or Assets may be bound, subject or affected.

          (e) The FASF Fund will elect to qualify as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code as of its first taxable year, and the FASF Fund will qualify as a regulated investment company under such Part.

          (f) All Taxes that relate to the Assets of FASF and that are either due or properly shown to be due on any return filed by FASF have been (or as of the Effective Time of the Reorganization shall have been) fully and timely paid or provided for; and, to FASF's knowledge, there are no levies, liens or other encumbrances relating to Taxes existing, threatened or pending with respect to the Assets of FASF.

          (g) All federal and other tax returns and reports of FASF required by law to be filed on or before the Effective Time of the Reorganization have been or will be filed in a timely manner, and to the best of FASF's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return.

          (h) At the Valuation Time and the Effective Time of the Reorganization, all Liabilities of the FASF Fund which are required to be reflected in the net asset value per share of the FASF Fund Shares issued by the FASF Fund pursuant to this Agreement in accordance with applicable law are reflected in the net asset value per share of the FASF Fund.

          (i) To FASF's knowledge, there are currently, and at the Valuation Time and the Effective Time of the Reorganization there shall be, no legal, administrative or other proceedings or investigations pending or threatened against or otherwise involving FASF or the FASF Fund which could result in liability on the part of FASF or the FASF Fund.

          (j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity is required for the consummation by FASF and by the FASF Fund of the transactions contemplated by this Agreement except as may be required by the 1933 Act, the 1934 Act, the 1940 Act or state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (k) On the effective date of the N-14 Registration Statement, at the time of the shareholders' meeting referred to in Section 10 hereof and at the Effective Time of the Reorganization, the N-14 Registration Statement shall with respect to FASF and the FASF Fund: (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, the 1940 Act, and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder), and (ii) not contain any untrue statement of a material fact or omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

          (l) The FASF Fund Shares to be issued and delivered to the Firstar Fund pursuant to the terms hereof shall have been duly authorized as of the Effective Time of the Reorganization and, when so issued and delivered, shall be registered under the 1933 Act, duly and validly issued, and fully paid and non-assessable, and no shareholder of the FASF Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof.

          (m) For the period beginning at the Effective Time of the Reorganization and ending not less than three years thereafter, U.S. Bancorp shall provide liability coverage for the directors and officers of Firstar which covers the actions of such directors and officers of Firstar for the period they served as such and is at least comparable to the liability coverage currently applicable to the directors and officers of Firstar. FASF agrees that all rights to indemnification existing in favor of the Firstar directors, acting in their capacities as such, under Firstar's Articles of Incorporation as in effect as of the date of this Agreement shall survive the Reorganization as obligations of FASF, shall continue in full force and effect without any amendment thereto, and shall constitute rights which may be asserted against FASF.

     10. SHAREHOLDER ACTION ON BEHALF OF THE FIRSTAR FUND. As soon as practicable after the effective date of the N-14 Registration Statement, but in any event prior to the Effective Time of the Reorganization, and as a condition to the consummation of the transactions contemplated hereby, the Board of Directors of Firstar shall call, and Firstar shall hold, a meeting of the shareholders of the Firstar Fund for the purpose of considering and voting upon:

          (a) Approval of this Agreement and the transactions contemplated hereby;

          (b) Approval of the sale of substantially all of the assets of Firstar and the dissolution of Firstar; and

          (c) Such other matters as may be determined by the Boards of Directors of the parties.

     11. N-14 REGISTRATION STATEMENT. FASF shall file the N-14 Registration Statement. FASF and Firstar have cooperated and shall continue to cooperate with each other and have furnished and shall continue to furnish each other with the information relating to themselves that is required by the 1933 Act, the 1934 Act, the 1940 Act and applicable state securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder) to be included in the N-14 Registration Statement and the information relating to themselves that is necessary to ensure that the N-14 Registration Statement does not contain any untrue statement of a material fact and to ensure that the N-14 Registration Statement does not omit to state a material fact that is required to be stated therein or that is necessary to make the statements therein not misleading.

     12. FASF CONDITIONS. The obligations of FASF (and of the FASF Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of Firstar (including the determinations required by Rule 17a-8(a) under the 1940 Act) and, subject to Section 27 hereof, by the shareholders of the Firstar Fund in the manner required by law. The sale of substantially all of the assets of Firstar and the dissolution of Firstar shall have been approved by shareholders of all the investment portfolios of Firstar voting in the aggregate in the manner required by law.

          (b) Firstar shall have duly executed and delivered to FASF, on behalf of the Firstar Fund, such bills of sale, assignments, certificates and other instruments of transfer, ("Transfer Documents"), as FASF may deem necessary or desirable to transfer to the FASF Fund all of the right, title and interest of the Firstar Fund in and to substantially all of the respective Assets of the Firstar Fund. The Assets of the Firstar Fund so transferred shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor.

          (c) All representations and warranties of Firstar made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. As of the Valuation Time and at the Effective Time of the Reorganization, there shall have been no material adverse change in the financial position of the Firstar Fund or of Firstar since the date of the most recent financial statements referred to in Section 8(h), other than those changes (including, without limitation, changes due to net redemptions) incurred in the ordinary course of business as an investment company since the date of the most recent financial statements referred to in Section 8(h). At the Effective Time of the Reorganization, FASF shall have received a certificate from the President or Vice President of Firstar, dated as of such date, certifying on behalf of Firstar that as of such date each of the conditions set forth in this clause (c) have been met.

          (d) FASF shall have received opinions of Drinker Biddle & Reath LLP, counsel to Firstar, addressed to FASF, in form and substance reasonably satisfactory to FASF, and dated the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to FASF: (i) Firstar is a corporation duly organized and validly existing under the laws of the State of Wisconsin; (ii) this Agreement has been duly and validly authorized, executed and delivered by Firstar and represents the legal, valid and binding obligation of Firstar, enforceable against Firstar in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a particular Firstar Fund and its Assets, including but not limited to Section 33 of this Agreement; (iii) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of Firstar or any material agreement known to counsel to which Firstar is a party or by which Firstar may be bound; and
     (iv) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by Firstar of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Wisconsin corporate and securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder). Such opinions may rely on written opinions of counsel qualified to express opinions with respect to the laws of the State of Wisconsin.

          (e) The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of FASF, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement and all such permits, licenses and other authorizations shall be in full force and effect at such time.

          (f) At the Effective Time of the Reorganization, Firstar shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by Firstar prior to or at the Valuation Time and the Effective Time of the Reorganization and FASF shall have received a certificate from the President or Vice President of Firstar, dated as of such date, certifying on behalf of Firstar that the conditions set forth in this clause (f) have been, and continue to be, satisfied.

          (g) Firstar's agreements with each of its service contractors with respect to the Firstar Fund shall have terminated at the Effective Time of the Reorganization and each party shall have received reasonable assurance that no claim for damages (liquidated or otherwise) will arise as a result of such termination.

          (h) FASF shall have received the tax opinions provided for in Section 14 hereof.

          (i) FASF shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

     13. FIRSTAR CONDITIONS. The obligations of Firstar (and the Firstar Fund) hereunder shall be subject to the following conditions precedent:

          (a) This Agreement and the transactions contemplated by this Agreement shall have been approved by the Board of Directors of FASF (including the determinations required by Rule 17a-8(a) under the 1940 Act); subject to
     Section 27 hereof, this Agreement and the transactions contemplated by this Agreement, shall have been approved by the shareholders of the Firstar Fund; and the sale of substantially all of the assets of Firstar and the dissolution of Firstar shall have been approved by shareholders of all investment portfolios of Firstar in the aggregate, in each case, in the manner required by law.

          (b) All representations and warranties of FASF made in this Agreement shall be true and correct in all material respects on the date hereof, at the Valuation Time and at the Effective Time of the Reorganization, in each case, as if made at and as of such time. At the Effective Time of the Reorganization, Firstar shall have received a certificate from the President or Vice President of FASF, dated as of such date, certifying on behalf of FASF that as of such date each of the conditions set forth in this clause (b) have been met.

          (c) Firstar shall have received opinions of Dorsey & Whitney LLP, counsel to FASF, addressed to Firstar, in form and substance reasonably satisfactory to Firstar, and dated the Effective Time of the Reorganization, to the effect that as of the date of such opinion, and subject to qualifications and conditions reasonably acceptable to Firstar:
     (i) FASF is a corporation duly organized, validly existing and in good standing under the laws of the State of Minnesota; (ii) the shares of the FASF Fund, as appropriate, to be delivered to the Firstar Fund are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by the FASF Fund, and to such counsel's knowledge, no shareholder of any FASF Fund has any statutory preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly and validly authorized, executed and delivered by FASF and represents the legal, valid and binding obligation of FASF, enforceable against FASF in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent transfer or conveyance and similar laws relating to or affecting creditors' rights and remedies generally and court decisions with respect thereto, and such counsel shall express no opinion with respect to the application of equitable principles in any proceeding, whether at law or in equity, as to the enforceability of any provision of the Agreement relating to remedies after default, as to the availability of any specific or equitable relief of any kind, or with respect to the provisions of this Agreement intended to limit liability for particular matters to a particular FASF Fund and its Assets, including but not limited to Section 32 of this Agreement; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated by this Agreement will not, violate the Articles of Incorporation or Bylaws of FASF, or any material agreement known to such counsel to which FASF is a party or by which FASF may be bound; and (v) to such counsel's knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by FASF of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Minnesota corporate and securities laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

          (d) The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted, or, to the knowledge of Firstar, contemplated by the SEC, and the parties shall have received all permits, licenses and other authorizations necessary under applicable state securities laws to consummate the transactions contemplated by this Agreement, and all such permits and other authorizations shall be in full force and effect at such time.

          (e) At the Effective Time of the Reorganization, FASF shall have performed and complied in all material respects with each of its agreements and covenants required by this Agreement to be performed or complied with by FASF prior to or at the Valuation Time and the Effective Time of the Reorganization and Firstar shall have received a certificate from the President or Vice President of FASF, dated as of such date, certifying on behalf of FASF that the conditions set forth in this clause (e) have been, and continue to be, satisfied.

          (f) Firstar shall have received the tax opinions provided for in
     Section 14 hereof.

          (g) Firstar shall have received any necessary exemptive relief from the SEC with respect to Section 17(a) of the 1940 Act.

     14. TAX OPINION. FASF and Firstar shall receive opinions of Drinker Biddle & Reath LLP addressed to both FASF and Firstar in a form reasonably satisfactory to them, and dated as of the Effective Time of the Reorganization, substantially to the effect that on the basis of facts, representations, and assumptions set forth in such opinions, and subject to qualifications and exceptions reasonably acceptable to the parties:

          (a) The Reorganization will constitute a single "reorganization" within the meaning of Section 368(a) of the Code, and the Firstar Fund and the FASF Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code with respect to such Reorganization;

          (b) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Firstar Fund upon the transfer of substantially all of its Assets and substantially all of its Liabilities to the FASF Fund in exchange for the FASF Fund Shares of the FASF Fund;

          (c) In accordance with Section 1032(a) of the Code, no gain or loss will be recognized by the FASF Fund upon the receipt of substantially all of the Assets and assumption of substantially all of the Liabilities of the Firstar Fund in exchange for the FASF Fund Shares;

          (d) In accordance with Section 362(b) of the Code, the basis of the Firstar Fund's Assets received by the FASF Fund pursuant to the Reorganization will be the same as the basis of those Assets in the hands of the Firstar Fund immediately prior to the Reorganization;

          (e) In accordance with Section 1223(2) of the Code, the holding period of the Firstar Fund's Assets in the hands of the FASF Fund will include the period for which such Assets have been held by the Firstar Fund;

          (f) In accordance with Section 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by the Firstar Fund on the distribution to its shareholders of the FASF Fund Shares to be received by the Firstar Fund in the Reorganization;

          (g) In accordance with Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of the Firstar Fund upon their receipt of the FASF Fund Shares in exchange for such shareholders' shares of the Firstar Fund;

          (h) In accordance with Section 358(a)(1) of the Code, the basis of the FASF Fund Shares received by the shareholders of the Firstar Fund will be the same as the basis of the Firstar Fund shares surrendered by such shareholders pursuant to the Reorganization;

          (i) In accordance with Section 1223(1) of the Code, the holding period for the FASF Fund Shares received by the Firstar Fund shareholder will include the period during which such shareholder held the Firstar Fund shares surrendered therefor, provided that such Firstar Fund shares are held as a capital asset in the hands of such Firstar Fund shareholder on the date of the exchange; and

          (j) The FASF Fund will succeed to and take into account the tax attributes described in Section 381(c) of the Code of the Firstar Fund as of the Effective Time of the Reorganization, subject to the conditions and limitations specified in the Code.

     In rendering such opinions described in this paragraph, Drinker Biddle & Reath LLP may require and, to the extent it deems necessary and appropriate, may rely upon representations made in certificates of the FASF Fund and the Firstar Fund, their affiliates, and principal shareholders.

     15. TAX DOCUMENTS. Firstar shall deliver to FASF at the Effective Time of the Reorganization, confirmations and/or other evidence satisfactory to FASF as to the adjusted tax basis of the Assets of the Firstar Fund delivered to the FASF Fund in accordance with the terms of this Agreement.

     16. FURTHER ASSURANCES. Subject to the terms and conditions herein provided, each of the parties hereto shall use its best efforts to execute and deliver, or cause to be executed and delivered, such additional documents and instruments and to do, or cause to be done, all things necessary, proper or advisable under the provisions of this Agreement and under applicable law to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, delivering and/or causing to be delivered to the other party hereto each of the items required under this Agreement as a condition to such other party's obligations hereunder. In addition, Firstar shall deliver or cause to be delivered to FASF, each account, book, record and other document of Firstar required to be maintained by Firstar pursuant to
Section 31(a) of the 1940 Act and Rules 31a-1 to 31a-3 thereunder (regardless of whose possession they are in).

     17. TERMINATION OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties set forth in this Agreement shall terminate upon the consummation of the transactions contemplated herein; provided, however, that nothing contained in this Section 17 shall be construed (a) to terminate the obligations of the FASF Fund to discharge the Liabilities of the Firstar Fund assumed pursuant to Section 2(b) hereof, or (b) to terminate the obligations of FASF to provide liability coverage for the Directors and officers of Firstar and to indemnify the Directors of Firstar, in each case, pursuant to the covenants set forth in Section 9(m) hereof.

     18. TERMINATION OF AGREEMENT. This Agreement may be terminated by a party at any time at or prior to the Effective Time of the Reorganization by a vote of a majority of such party's Board of Directors as provided below:

          (a) By FASF if the conditions set forth in Section 12 are not satisfied as specified in said Section;

          (b) By Firstar if the conditions set forth in Section 13 are not satisfied as specified in said Section; or

          (c) By mutual consent of both parties.

     If a party terminates this Agreement because one or more of its conditions have not been fulfilled, or if this Agreement is terminated by mutual consent, this Agreement will become null and void insofar as it is so terminated without any liability of any party to the other parties except as otherwise provided herein.

     19. AMENDMENT AND WAIVER. At any time prior to or (to the fullest extent permitted by applicable law) after approval of this Agreement by the shareholders of Firstar in accordance with Section 10 hereof, (a) the parties hereto may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend, modify or terminate any of the provisions of this Agreement, and (b) any party may waive any breach by any other party or any failure by any other party to satisfy any of the conditions to the obligations of the waiving party (such waiver to be in writing and authorized by an authorized officer of the waiving party) with or without the approval of such party's shareholders.

     20. GOVERNING LAW. This Agreement and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the internal laws of the State of Minnesota, without giving effect to the conflicts of law principles of such state.

     21. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the respective successors and permitted assigns of the parties hereto. This Agreement and the rights, obligations and liabilities hereunder may not be assigned by any party without the prior written consent of the other party.

     22. BENEFICIARIES. Nothing contained in this Agreement shall be deemed to create rights in persons not parties hereto (including, without limitation, any shareholder of FASF or Firstar), other than (a) the Directors and officers of Firstar with respect to the covenants set forth in Section 9(m) hereof, and (b) the successors and permitted assigns of the parties.

     23. NOTICES. All notices required or permitted herein shall be in writing and shall be deemed to be properly given when delivered personally or by telecopier to the party entitled to receive the notice or when sent by certified or registered mail, postage prepaid, or delivered to a nationally recognized overnight courier service, in each case, properly addressed to the party entitled to receive such notice at the address or telecopier number stated below or to such other address or telecopier number as may hereafter be furnished in writing by notice similarly given by one party to the other party hereto:

         If to FASF:

         First American Strategy Funds, Inc.
         P.O. Box 1330
         Minneapolis, MN 55440-1330

         With copies to:

         Christopher O. Petersen
         U.S. Bank -- MPFP2016
         601 Second Avenue South
         Minneapolis, Minnesota 55402

         If to Firstar:

         Firstar Funds, Inc.
         615 East Michigan Street
         P.O. Box 3011
         Milwaukee, Wisconsin 53201-3011

         With copies to:

         W. Bruce McConnel
         Drinker Biddle & Reath LLP
         One Logan Square
         18th & Cherry Streets
         Philadelphia, Pennsylvania 19103-6996
         Telecopier Number: (215) 988-2757

     24. EXPENSES. With regard to the expenses incurred by Firstar and FASF in connection with this Agreement and the transactions contemplated hereby, U.S. Bancorp shall bear such expenses or cause one of its affiliates to bear such expenses.

     25. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding of the parties hereto and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein.

     26. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

     27. FAILURE OF ONE FUND TO CONSUMMATE THE TRANSACTIONS. Subject to the conditions set forth in this Agreement, provided that the Reorganization shall continue to qualify for tax-free treatment under the Code, and further provided that holders of more than 50% of all of the outstanding shares represented in person or by proxy of all of the investment portfolios of Firstar voting in the aggregate have approved the sale of substantially all of the assets of Firstar and the subsequent dissolution of Firstar in the manner required by law, the failure of the Fund to consummate the transaction contemplated hereby shall not affect the consummation or validity of the reorganizations with respect to any other Firstar Fund. The provisions of this Agreement shall be construed to effect this intent.

     28. NO BROKERS OR FINDERS. Each of the parties, on behalf of both itself and each of its Funds, hereby represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     29. VALIDITY. Whenever possible, each provision and term of this Agreement shall be interpreted in a manner to be effective and valid, but if any provision or term of this Agreement is held to be prohibited by law or invalid, then such provision or term shall be ineffective only in the jurisdiction or jurisdictions so holding and only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement.

     30. EFFECT OF FACSIMILE SIGNATURE. A facsimile signature of an authorized officer of a party hereto on this Agreement and/or any Transfer Document shall have the same effect as if executed in the original by such officer.

     31. HEADINGS. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     32. FASF LIABILITY. Both parties specifically acknowledge and agree that any liability of FASF under this Agreement with respect to the FASF Fund, or in connection with the transactions contemplated herein with respect to the FASF Fund, shall be discharged only out of the assets of the FASF Fund and that no other portfolio of FASF shall be liable with respect thereto.

     33. FIRSTAR LIABILITY. Both parties specifically acknowledge and agree that any liability of Firstar under this Agreement with respect to the Firstar Fund, or in connection with the transactions contemplated herein with respect to the Firstar Fund, shall be discharged only out of the assets of the Firstar Fund and that no other portfolio of Firstar shall be liable with respect thereto.

                              [SIGNATURES OMITTED]

                                  APPENDIX II

                 RELEVANT PROVISIONS OF THE WISCONSIN BUSINESS
                 CORPORATION LAW RELATING TO DISSENTERS' RIGHTS

180.1301. Definitions.

     In ss. 180.1301 to 180.1331:

          (1) "Beneficial shareholder" means a person who is a beneficial owner of shares held by a nominee as the shareholder.

          (lm) "Business combination" has the meaning given in s. 180.1130 (3).

          (2) "Corporation" means the issuer corporation or, if the corporate action giving rise to dissenters' rights under s. 180.1302 is a merger or share exchange that has been effectuated, the surviving domestic corporation or foreign corporation of the merger or the acquiring domestic corporation or foreign corporation of the share exchange.

          (3) "Dissenter" means a shareholder or beneficial shareholder who is entitled to dissent from corporate action under s. 180.1302 and who exercises that right when and in the manner required by ss. 180.1320 to 180.1328.

          (4) "Fair value", with respect to a dissenter's shares other than in a business combination, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. "Fair value", with respect to a dissenter's shares in a business combination, means market value, as defined in s. 180.1130 (9) (a) 1. to 4.

          (5) "Interest" means interest from the effectuation date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all of the circumstances.

          (6) "Issuer corporation" means a domestic corporation that is the issuer of the shares held by a dissenter before the corporate action.

180.1302. Right to dissent.

     (1) Except as provided in sub. (4) and s. 180.1008 (3), a shareholder or beneficial shareholder may dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

          (a) Consummation of a plan of merger to which the issuer corporation is a party if any of the following applies:

             1. Shareholder approval is required for the merger by s. 180.1103 or by the articles of incorporation.

             2. The issuer corporation is a subsidiary that is merged with its parent under s. 180.1104.

          (b) Consummation of a plan of share exchange if the issuer corporation's shares will be acquired, and the shareholder or the shareholder holding shares on behalf of the beneficial shareholder is entitled to vote on the plan.

          (c) Consummation of a sale or exchange of all, or substantially all, of the property of the issuer corporation other than in the usual and regular course of business, including a sale in dissolution, but not including any of the following:

             1. A sale pursuant to court order.

             2. A sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one year after the date of sale.

          (d) Except as provided in sub. (2), any other corporate action taken pursuant to a shareholder vote to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that the voting or nonvoting shareholder or beneficial shareholder may dissent and obtain payment for his or her shares.

     (2) Except as provided in sub. (4) and s. 180.1008 (3), the articles of incorporation may allow a shareholder or beneficial shareholder to dissent from an amendment of the articles of incorporation and obtain payment of the fair value of his or her shares if the amendment materially and adversely affects rights in respect of a dissenter's shares because it does any of the following:

          (a) Alters or abolishes a preferential right of the shares.

          (b) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares.

          (c) Alters or abolishes a preemptive right of the holder of shares to acquire shares or other securities.

          (d) Excludes or limits the right of the shares to vote on any matter or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights.

          (e) Reduces the number of shares owned by the shareholder or beneficial shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under s. 180.0604.

     (3) Notwithstanding sub. (1) (a) to (c), if the issuer corporation is a statutory close corporation under ss. 180.1801 to 180.1837, a shareholder of the statutory close corporation may dissent from a corporate action and obtain payment of the fair value of his or her shares, to the extent permitted under sub. (1) (d) or (2) or s. 180.1803, 180.1813 (1) (d) or (2) (b), 180.1815 (3) or
180.1829 (1) (c).

     (4) Except in a business combination or unless the articles of incorporation provide otherwise, subs. (1) and (2) do not apply to the holders of shares of any class or series if the shares of the class or series are registered on a national securities exchange or quoted on the National Association of Securities Dealers, Inc., automated quotations system on the record date fixed to determine the shareholders entitled to notice of a shareholders meeting at which shareholders are to vote on the proposed corporate action.

     (5) Except as provided in s. 180.1833, a shareholder or beneficial shareholder entitled to dissent and obtain payment for his or her shares under ss. 180.1301 to 180.1331 may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder, beneficial shareholder or issuer corporation.

180.1303. Dissent by shareholders and beneficial shareholders.

     (1) A shareholder may assert dissenters' rights as to fewer than all of the shares registered in his or her name only if the shareholder dissents with respect to all shares beneficially owned by any one person and notifies the corporation in writing of the name and address of each person on whose behalf he or she asserts dissenters' rights. The rights of a shareholder who under this subsection asserts dissenters' rights as to fewer than all of the shares registered in his or her name are determined as if the shares as to which he or she dissents and his or her other shares were registered in the names of different shareholders.

     (2) A beneficial shareholder may assert dissenters' rights as to shares held on his or her behalf only if the beneficial shareholder does all of the following:

          (a) Submits to the corporation the shareholder's written consent to the dissent not later than the time that the beneficial shareholder asserts dissenters' rights.

          (b) Submits the consent under par. (a) with respect to all shares of which he or she is the beneficial shareholder.

180.1320. Notice of dissenters' rights.

     (1) If proposed corporate action creating dissenters' rights under s.
180.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders and beneficial shareholders are or may be entitled to assert dissenters' rights under ss. 180.1301 to 180.1331 and shall be accompanied by a copy of those sections.

     (2) If corporate action creating dissenters' rights under s. 180.1302 is authorized without a vote of shareholders, the corporation shall notify, in writing and in accordance with s. 180.0141, all shareholders entitled to assert dissenters' rights that the action was authorized and send them the dissenters' notice described in s. 180.1322.

180.1321. Notice of intent to demand payment.

     (1) If proposed corporate action creating dissenters' rights under s.
180.1302 is submitted to a vote at a shareholders' meeting, a shareholder or beneficial shareholder who wishes to assert dissenters' rights shall do all of the following:

          (a) Deliver to the issuer corporation before the vote is taken written notice that complies with s. 180.0141 of the shareholder's or beneficial shareholder's intent to demand payment for his or her shares if the proposed action is effectuated.

          (b) Not vote his or her shares in favor of the proposed action.

     (2) A shareholder or beneficial shareholder who fails to satisfy sub. (1) is not entitled to payment for his or her shares under ss. 180.1301 to 180.1331.

180.1322. Dissenters' notice.

     (1) If proposed corporate action creating dissenters' rights under s.
180.1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders and beneficial shareholders who satisfied s. 180.1321.

     (2) The dissenters' notice shall be sent no later than 10 days after the corporate action is authorized at a shareholders' meeting or without a vote of shareholders, whichever is applicable. The dissenters' notice shall comply with
s. 180.0141 and shall include or have attached all of the following:

          (a) A statement indicating where the shareholder or beneficial shareholder must send the payment demand and where and when certificates for certificated shares must be deposited.

          (b) For holders of uncertificated shares, an explanation of the extent to which transfer of the shares will be restricted after the payment demand is received.

          (c) A form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and that requires the shareholder or beneficial shareholder asserting dissenters' rights to certify whether he or she acquired beneficial ownership of the shares before that date.

          (d) A date by which the corporation must receive the payment demand, which may not be fewer than 30 days nor more than 60 days after the date on which the dissenters' notice is delivered.

          (e) A copy of ss. 180.1301 to 180.1331.

180.1323. Duty to demand payment.

     (1) A shareholder or beneficial shareholder who is sent a dissenters' notice described in s. 180.1322, or a beneficial shareholder whose shares are held by a nominee who is sent a dissenters' notice described in s. 180.1322, must demand payment in writing and certify whether he or she acquired beneficial ownership of the shares before the date specified in the dissenters' notice under s. 180.1322 (2) (c). A shareholder or beneficial shareholder with certificated shares must also deposit his or her certificates in accordance with the terms of the notice.

     (2) A shareholder or beneficial shareholder with certificated shares who demands payment and deposits his or her share certificates under sub. (1) retains all other rights of a shareholder or beneficial shareholder until these rights are canceled or modified by the effectuation of the corporate action.

     (3) A shareholder or beneficial shareholder with certificated or uncertificated shares who does not demand payment by the date set in the dissenters' notice, or a shareholder or beneficial shareholder with certificated shares who does not deposit his or her share certificates where required and by the date set in the dissenters' notice, is not entitled to payment for his or her shares under ss. 180.1301 to 180.1331.

180.1324. Restrictions on uncertificated shares.

     (1) The issuer corporation may restrict the transfer of uncertificated shares from the date that the demand for payment for those shares is received until the corporate action is effectuated or the restrictions released under s. 180.1326.

     (2) The shareholder or beneficial shareholder who asserts dissenters rights as to uncertificated shares retains all of the rights of a shareholder or beneficial shareholder, other than those restricted under sub. (1), until these rights are canceled or modified by the effectuation of the corporate action.

180.1325. Payment.

     (1) Except as provided in s. 180.1327, as soon as the corporate action is effectuated or upon receipt of a payment demand, whichever is later, the corporation shall pay each shareholder or beneficial shareholder who has complied with s. 180.1323 the amount that the corporation estimates to be the fair value of his or her shares, plus accrued interest.

     (2) The payment shall be accompanied by all of the following:

          (a) The corporation's latest available financial statements, audited and including footnote disclosure if available, but including not less than a balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year and the latest available interim financial statements, if any.

          (b) A statement of the corporation's estimate of the fair value of the shares.

          (c) An explanation of how the interest was calculated.

          (d) A statement of the dissenter's right to demand payment under s.
     180.1328 if the dissenter is dissatisfied with the payment.

          (e) A copy of ss. 180.1301 to 180.1331.

180.1326. Failure to take action.

     (1) If an issuer corporation does not effectuate the corporate action within 60 days after the date set under s. 180.1322 for demanding payment, the issuer corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (2) If after returning deposited certificates and releasing transfer restrictions, the issuer corporation effectuates the corporate action, the corporation shall deliver a new dissenters' notice under s. 180.1322 and repeat the payment demand procedure.

180.1327. After-acquired shares.

     (1) A corporation may elect to withhold payment required by s. 180.1325 from a dissenter unless the dissenter was the beneficial owner of the shares before the date specified in the dissenters' notice under s. 180.1322 (2) (c) as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (2) To the extent that the corporation elects to withhold payment under sub. (1) after effectuating the corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his or her demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under s. 180.1328 if the dissenter is dissatisfied with the offer.

180.1328. Procedure if dissenter is dissatisfied with payment or offer.

     (1) A dissenter may, in the manner provided in sub. (2), notify the corporation of the dissenter's estimate of the fair value of his or her shares and amount of interest due, and demand payment of his or her estimate, less any payment received under s. 180.1325, or reject the offer under s. 180.1327 and demand payment of the fair value of his or her shares and interest due, if any of the following applies:

          (a) The dissenter believes that the amount paid under s. 180.1325 or offered under s. 180.1327 is less than the fair value of his or her shares or that the interest due is incorrectly calculated.

          (b) The corporation fails to make payment under s. 180.1325 within 60 days after the date set under s. 180.1322 for demanding payment.

          (c) The issuer corporation, having failed to effectuate the corporate action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within 60 days after the date set under s. 180.1322 for demanding payment.

     (2) A dissenter waives his or her right to demand payment under this section unless the dissenter notifies the corporation of his or her demand under sub. (1) in writing within 30 days after the corporation made or offered payment for his or her shares. The notice shall comply with s. 180.0141.

180.1330. Court action.

     (1) If a demand for payment under s. 180.1328 remains unsettled, the corporation shall bring a special proceeding within 60 days after receiving the payment demand under s. 180.1328 and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not bring the special proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (2) The corporation shall bring the special proceeding in the circuit court for the county where its principal office or, if none in this state, its registered office is located. If the corporation is a foreign corporation without a registered office in this state, it shall bring the special proceeding in the county in this state in which was located the registered office of the issuer corporation that merged with or whose shares were acquired by the foreign corporation.

     (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the special proceeding. Each party to the special proceeding shall be served with a copy of the petition as provided in s. 801.14.

     (4) The jurisdiction of the court in which the special proceeding is brought under sub. (2) is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend decision on the question of fair value. An appraiser has the power described in the order appointing him or her or in any amendment to the order. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (5) Each dissenter made a party to the special proceeding is entitled to judgment for any of the following:

          (a) The amount, if any, by which the court finds the fair value of his or her shares, plus interest, exceeds the amount paid by the corporation.

          (b) The fair value, plus accrued interest, of his or her shares acquired on or after the date specified in the dissenter's notice under s.
     180.1322 (2) (c), for which the corporation elected to withhold payment under s. 180.1327.

180.1331. Court Costs and Counsel Fees.

     (1) Notwithstanding ss. 814.01 to 814.04, the court in a special proceeding brought under s. 180.1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court and shall assess the costs against the corporation, except as provided in par.
(b).

     (2) Notwithstanding ss. 814.01 and 814.04, the court may assess costs against all or some of the dissenters, in amounts that the court finds to be equitable, to the extent that the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment under s. 180.1328.

     (3) The parties shall bear their own expenses of the proceeding, except that, notwithstanding ss. 814.01 to 814.04, the court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts that the court finds to be equitable, as follows:

          (a) Against the corporation and in favor of any dissenter if the court finds that the corporation did not substantially comply with ss. 180.1320 to 180.1328.

          (b) Against the corporation or against a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by this chapter.

     (4) Notwithstanding ss. 814.01 to 814.04, if the court finds that the services of counsel and experts for any dissenter were of substantial benefit to other dissenters similarly situated, the court may award to these counsel and experts reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

                               FIRSTAR FUNDS, INC.
                            615 EAST MICHIGAN STREET
                                  P.O. BOX 3011
                         MILWAUKEE, WISCONSIN 53201-3011
                                1-(800)-677-3863


                       FIRST AMERICAN STRATEGY FUNDS, INC.
                             601 SECOND AVENUE SOUTH
                        MINNEAPOLIS, MINNESOTA 55440-1330
                                1-(800)-637-2548


                       STATEMENT OF ADDITIONAL INFORMATION

    (AUGUST 30, 2001 SPECIAL MEETING OF SHAREHOLDERS OF FIRSTAR FUNDS, INC.)


         This Statement of Additional Information is not a prospectus but should be read in conjunction with the combined proxy statement/prospectus dated July 1, 2001 ("Combined Proxy Statement/Prospectus") for the Special Meeting of Shareholders of the Firstar Funds, Inc. ("Firstar") to be held on August 30, 2001. Copies of the Combined Proxy Statement/Prospectus may be obtained at no charge by writing or calling Firstar or First American Strategy Funds, Inc. ("FASF") at the addresses or telephone numbers set forth above.

         Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Proxy Statement/Prospectus.

         Incorporation of Documents by Reference in Statement of Additional
Information:

         Further information about FASF is contained in and incorporated herein by reference to the following sections of the FASF Statement of Additional Information dated December 30, 2000 (the "SAI"): General Information,
Directors and Executive Officers, Portfolio Transactions and Allocation of Brokerage, and Capital Stock. No other sections of the SAI are incorporated herein by reference. The investments and risks of the FASF Global Growth Allocation Fund are substantially the same in material respects to those of the Firstar Global Equity Fund. Information about the investments and risks of the Firstar Global Equity Fund is contained in and incorporated herein by reference to the Statement of Additional Information dated March 1, 2001 as supplemented.

         Further information about the Y Shares and Institutional Shares of the Firstar Global Equity Fund is contained in the Statement of Additional Information dated March 1, 2001 as supplemented and incorporated herein by reference.

         The audited financial statements and related Report of Independent Accountants for the period ended October 31, 2000 for the Y Shares and Institutional Shares of the Firstar Global Equity Fund are incorporated herein by reference. No other parts of the annual report are incorporated herein by reference.

         The audited financial statements and related Report of Independent Auditors for the year ended November 30, 1999 for the shares of the predecessor Stellar International Equity Fund (currently, the Firstar Global Equity Fund) are incorporated herein by reference. No other parts of the annual report are incorporated herein by reference.

         The date of this Statement of Additional Information is July 1, 2001.

                               GENERAL INFORMATION

         The Reorganization contemplates the transfer of substantially all of the assets and liabilities of the Firstar Global Equity Fund (the "Firstar Fund") to the FASF Strategy Global Growth Allocation Fund (the "FASF Fund") in exchange for shares of designated classes of the FASF Fund. Firstar also offers shares in thirty-two other funds that are not part of the Reorganization. Firstar shareholders of those funds are voting on similar reorganizations, that, in a like manner, would provide for their reorganization into designated classes and corresponding portfolios of First American Funds, Inc. ("FAF") and First American Investment Funds, Inc. ("FAIF") (together with FAF and FASF, the "First American Funds"). It is contemplated that these reorganizations will occur at the same time as the Firstar and FASF Reorganization.

         The shares issued by the FASF Fund will have an aggregate value equal to the aggregate value of the shares of the Firstar Fund that were outstanding immediately before the effective time of the Reorganization.

         After the transfer of substantially all of its assets and liabilities in exchange for the FASF Fund shares, the Firstar Fund will distribute the shares to its shareholders in liquidation of the Firstar Fund. Each shareholder owning shares of the Firstar Fund at the effective time of the Reorganization will receive shares from the FASF Fund of equal value, and will receive any unpaid dividends or distributions that were declared before the effective time of the Reorganization on shares of the Firstar Fund. The FASF Fund will establish an account for each former shareholder of the Firstar Fund reflecting the appropriate number of shares distributed to the shareholder. These accounts will be substantially identical to the accounts maintained by the Firstar Fund for each shareholder. Upon completion of the FAIF, FAF and FASF Reorganizations, all outstanding shares of the Firstar Funds will have been redeemed and cancelled in exchange for shares distributed by its corresponding FAIF, FAF or FASF Fund, and Firstar will wind up its affairs and be deregistered as an investment company under the 1940 Act and dissolved under Wisconsin law.

         For further information about the transaction, see the Combined Proxy Statement/Prospectus.

                                   PROXY CARD

                               FIRSTAR FUNDS, INC.

                           FIRSTAR GLOBAL EQUITY FUND

                         SPECIAL MEETING OF SHAREHOLDERS
                                 AUGUST 30, 2001

                        PLEASE VOTE THIS PROXY CARD TODAY

                  YOUR PROMPT RESPONSE WILL SAVE YOUR FUND THE
                        EXPENSE OF ADDITIONAL MAILINGS.

                              FIRSTAR FUNDS, INC.
                            615 EAST MICHIGAN STREET
                        MILWAUKEE, WISCONSIN 53201-3011

                 VOTE BY TELEPHONE, ON THE INTERNET, OR BY MAIL

                         CALL TOLL-FREE 1-800-690-6903

                                       OR

                          LOG ON TO WWW.PROXYVOTE.COM

                                       OR

                  RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED


         The undersigned hereby appoints Michael Phillips, Cori Daggett and Michelle M. Lombardo (the "Proxies") and each of them, attorneys and Proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Firstar Funds, Inc. (the "Meeting") to be held at the offices of Firstar Funds, Inc.'s counsel, Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA, at 10:00 a.m. (Eastern time) on August 30, 2001, and at any adjournment or adjournments thereof. The Proxies will cast votes according to the number of shares of the Firstar Global Equity Fund which the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the specification indicated, if any, and with all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said attorneys and Proxies, or any of them, may lawfully do by virtue thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS AND THE COMBINED PROXY STATEMENT/PROSPECTUS, DATED JULY 1, 2001.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF FIRSTAR FUNDS, INC., WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE FOLLOWING PROPOSALS.

(1) To approve the Agreement and Plan of Reorganization by and between Firstar Funds, Inc. ("Firstar") and First American Strategy Funds ("FASF"), attached to the Combined Proxy Statement/Prospectus for the Meeting, which provides for and contemplates: (a) the transfer of substantially all of the assets and liabilities of the Firstar Global Equity Fund to the FASF Strategy Global Growth Allocation Fund in exchange for shares of designated classes of the FASF Strategy Global Growth Allocation Fund of equal value; and (b) the distribution of the shares of designated classes of the FASF Strategy Global Growth Allocation Fund to the shareholders of the Firstar Global Equity Fund in liquidation of the Firstar Global Equity Fund.

                  [ ] FOR        [ ] AGAINST         [ ]ABSTAIN

(2) To approve the sale of substantially all of the assets of Firstar in connection with the reorganizations of the Firstar Funds contemplated by the Reorganization Agreement and similar reorganizations being voted on by shareholders of other investment portfolios of Firstar and the dissolution of Firstar under state law upon the consummation of the separate reorganizations.

                  [ ] FOR        [ ] AGAINST         [ ]ABSTAIN

         In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSALS.

PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY OR EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.


---------------------------         -------------------------------------------
SIGNATURE              DATE         SIGNATURE (JOINT OWNER)                DATE